-------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant |X|    Filed by a Party other than the Registrant |_|

Check the appropriate box:


|_|  Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))


|X|  Definitive Proxy Statement


|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

--------------------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3)   Filing Party:

--------------------------------------------------------------------------------

      4)   Date Filed:

--------------------------------------------------------------------------------

[LOGO] FIRST AMERICAN FUNDS(R)

SHAREHOLDER Q&A

WITHIN THIS PACKAGE           AS A FIRST AMERICAN FUND
YOU WILL FIND THE             SHAREHOLDER, YOU ARE BEING ASKED TO
FOLLOWING:                    APPROVE SOME OR ALL OF THE FOLLOWING:

* Proxy statement             1 Election of directors.

* Voting instructions         2 Ratification of independent accountants.


* Voting ballot               3 Changes in certain "fundamental" investment
                                restrictions.


* Business reply envelope     4 Increase in authorized shares for certain First
                                American money market funds.

* Brochure introducing our    5 Approval of Clay Finlay Inc. as the sub-adviser
  new family of funds           to First American International Fund and First
                                American International Portfolio.
--------------------------------------------------------------------------------


Q: WHY AM I BEING ASKED TO APPROVE NEW DIRECTORS
AT THIS TIME?

A: U.S. Bancorp and Firstar Corporation have merged to become the new U.S. Bancorp with headquarters in Minneapolis, MN. With the merger comes the exciting opportunity of merging the two existing mutual fund families, First American Funds and Firstar Funds.


The First American and Firstar boards of directors have reviewed the proposed fund mergers, and the Firstar board has recommended approval of the mergers by Firstar shareholders.


Enclosed is a brochure depicting the new proposed family of funds following such mergers. Please take a few moments to read through the brochure and acquaint yourself with the new fund offerings.


We are proposing to increase the size of the First American Funds board of directors at this time by adding two directors, each of whom is currently a director of the Firstar Funds. We are also proposing to add Andrew Duff, CEO of U.S. Bancorp Piper Jaffray, Inc., as a new management director. All other directors up for election currently serve on the First American board.

Q: WHAT DOES 'CHANGES IN CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS' MEAN AND DOES THIS AFFECT ME, AS A SHAREHOLDER?


A: Each fund is required to have certain "fundamental" investment restrictions.


An investment restriction is "fundamental" if it cannot be changed without shareholder approval. Each fund (other than the First American Insurance Portfolios) has certain fundamental investment restrictions that (a) under Securities and Exchange Commission rules may be designated as "non-fundamental" instead (which means they can be changed in the future by the funds' board without shareholder approval), (b) are unnecessarily restrictive, or (c) are otherwise no longer needed or in the shareholders' best interests. With certain limited exceptions (as explained in detail in the proxy statement or below), the proposed changes to these fundamental limitations will in no way affect the way the funds are managed.

Two of the proposals, if adopted, will allow the funds to seek relief from the Securities and Exchange Commission to engage in the practice of "inter-fund borrowing." From time to time, a fund may have short-term cash needs, such as if there is a large redemption request. Alternatively, another fund may be in a situation where it has cash reserves available. The funds' current limitations prohibit affiliated funds from borrowing money from, and lending money to, one another.



NOT FDIC INSURED       NO BANK GUARANTEE       MAY LOSE VALUE

SHAREHOLDER Q&A CONTINUED

FOR FIRST AMERICAN MONEY
FUND SHAREHOLDERS ONLY

Q: WHY AM I BEING ASKED TO APPROVE AN INCREASE IN AUTHORIZED SHARES?


A: Following the proposed fund mergers, certain First American funds will be offering more funds and additional share classes. Each fund has only a certain number of shares it is authorized to issue, and once these shares are earmarked for certain funds or share classes, they are not available for future funds or share classes.

A few of the money funds are running out of authorized shares. Shareholders of such funds are, therefore, being asked to authorize more shares to permit additional share classes to be created in the future.



FOR FIRST AMERICAN
INTERNATIONAL FUND AND
INTERNATIONAL PORTFOLIO
SHAREHOLDERS ONLY


Q: WHY AM I BEING ASKED TO APPROVE CLAY FINLAY INC.
AS THE NEW SUB-ADVISER?

A: The First American Funds board of directors recently approved Clay Finlay Inc. as the new sub-adviser for First American International Fund and First American International Portfolio. Effective July 1, 2001, Clay Finlay began acting as such funds' interim sub-adviser until shareholder approval is obtained.

Clay Finlay utilizes an investment approach in line with U.S. Bancorp Piper Jaffray Asset Management, Inc., adviser of the First American Funds. They have been managing the Firstar International Growth Fund since its inception in 1994.


CLAY FINLAY'S INVESTMENT PHILOSOPHY
"Clay Finlay believes that a portfolio constructed from carefully selected and well-managed companies with steady, sustainable earnings growth, priced reasonably in relation to that growth rate, will outperform over the long-term."

CLAY FINLAY OVERVIEW
* Established in 1982.
* 23 investment professionals.
* 15 senior investment professionals averaging 21 years experience and nine years tenure.

Q: WHEN IS MY PROXY DUE?

A: We would like to receive your vote as soon as possible. You may cast your vote . . .

BY PHONE:
Please see the voting instructions on your voting instruction card or ballot. Call the 800 number listed and follow the recorded instructions.

BY INTERNET:
Visit http://www.proxyvote.com. Once there, enter the 12 digit control number located on your proxy card.

BY MAIL:
Please note that you received one proxy ballot for each fund you own. All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

        Proxy Services
        P.O. Box 9156
        Farmingdale, NY 11735

Q: WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?

A: The shareholder meeting will be held:


    Friday, August 31, 2001
    9:00 a.m.
    Firstar Mutual Fund Services
    615 East Michigan Street, 4th Floor
    Milwaukee, WI 53202


--------------------------------------------------------------------------------

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU SHOULD VOTE BY PHONE, EMAIL, OR RETURN YOUR PROXY CARD(S) IN THE MAIL AS SOON AS POSSIBLE.

     PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT FOR FURTHER INFORMATION. IF YOU HAVE ADDITIONAL QUESTIONS, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-637-2548.

--------------------------------------------------------------------------------


U.S. Bancorp Piper Jaffray Asset Management, Inc. serves as the investment adviser to the First American Funds and Firstar Funds. First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank. Firstar Funds are distributed by Quasar Distributors, LLC, an affiliated company.


Mutual fund investing involves risk; principal loss is possible.


                                                                  7/2001 2078-01

                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, AUGUST 31, 2001

         A joint special meeting of the shareholders of First American Funds, Inc. ("FAF"), First American Investment Funds, Inc. ("FAIF"), First American Strategy Funds, Inc. ("FASF") and First American Insurance Portfolios, Inc. ("FAIP") (each, a "Company") will be held at 9:00 a.m., Central time, on Friday, August 31, 2001, at Firstar Mutual Fund Services, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202. Each series of shares within a Company comprises a separate mutual fund and is referred to individually as a "Fund." Each shareholder of a Fund is a shareholder of the Company of which that Fund is a series.

         The joint special meeting (the "Meeting") is being held for the following purposes:


         1. For the shareholders of each Company, to elect the members of the Company's Board of Directors and to set the number of directors at ten.


         2. For the shareholders of each Company, to ratify the selection of Ernst & Young LLP as the Company's independent auditors.


         3. For shareholders of FAF, to approve an amendment to its Articles of Incorporation to increase from 100,000,000,000 to 500,000,000,000 the number of authorized common shares of FAF that may be issued as Series B (Prime Obligations Fund), Series C (Government Obligations Fund), Series D (Treasury Obligations Fund), and Series F (Tax Free Obligations Fund) common shares.


         4. For shareholders of FAIF's International Fund and FAIP's International Portfolio, to approve a new sub-advisory agreement for those Funds with Clay Finlay Inc.


         5. For the shareholders of FAIF, FAF and FASF, to approve the modification or elimination of certain fundamental investment restrictions applicable to the Funds of those Companies.

         6. To transact any other business properly brought before the Meeting.


         The Board of Directors of each Company recommends approval of each item listed on this Notice of Joint Special Meeting of Shareholders that is applicable to the Funds of that Company.


         Only shareholders of record as of the close of business on July 6, 2001 may vote at the Meeting or any adjournment(s) of the Meeting.


         You can vote quickly and easily by toll-free telephone call, by internet or by mail. Just follow the instructions that appear in the voting instructions that accompany this booklet. You will receive a proxy card for each Fund in which you own shares. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE HELP THE COMPANIES AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING AS SOON AS POSSIBLE.


                                        James L. Chosy
                                        Secretary


Dated: July 20, 2001

                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                 PROXY STATEMENT


                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, AUGUST 31, 2001

         The Board of Directors of First American Funds, Inc. ("FAF"), First American Investment Funds, Inc. ("FAIF"), First American Strategy Funds, Inc. ("FASF") and First American Insurance Portfolios, Inc. ("FAIP") (each, a "Company") have called a joint special meeting of shareholders (the "Meeting") to be held at 9:00 a.m., Central time, on Friday, August 31, 2001, at Firstar Mutual Fund Services, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to ask you to vote in favor of those proposals and any adjournment of the Meeting.

         This Notice of Joint Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about July 20, 2001.


         Each of the Companies offers its shares in a number of different series, each of which comprises a separate mutual fund (each, a "Fund"). In this Proxy Statement, FAF, FAIF, FASF or FAIP refers to all Funds within such Company unless reference is made specifically to less than all such Funds.

         The investment adviser for each Fund is U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser"), and the administrator for the Funds is U.S. Bank National Association ("U.S. Bank"). The address for the Adviser and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402. The distributor (principal underwriter) for the Funds is SEI Investments Distribution Co., whose address is 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.


         Except as indicated below, the costs of solicitation, including the cost of preparing and mailing the Notice of Special Joint Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Companies based on the net assets of each Company. Representatives of the Adviser or its affiliates may, without cost to the Funds, solicit proxies by means of mail, telephone, or personal visits. The Adviser has also arranged for an outside firm, Georgeson Shareholder Communications, Inc., to solicit shareholder votes by telephone on behalf of the Funds at a cost of approximately $45,000 plus reimbursement of certain expenses, which will be paid by the Adviser.

         In order for the Meeting to go forward for a Company, there must be a quorum present. This means that at least ten percent of the Company's shares must be represented at the Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Companies, or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card or by internet or toll-free telephone call. If you return a signed proxy card without voting instructions, your shares will be voted "for" each proposal.

         At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

         Only shareholders of record of each Company on July 6, 2001 may vote at the Meeting or any adjournment of the Meeting. See EXHIBIT A to this Proxy Statement for the numbers of shares of common stock of the various classes of the Funds that were issued and outstanding on the record date. Each shareholder of a Fund is entitled to one vote for each share owned on the record date. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMIANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS AT NO COST. TO REQUEST A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 1-800-722-7161.

                              SUMMARY OF PROPOSALS


         The Boards of Directors of the Companies are asking for your vote on the proposals listed in the following table. The table also indicates the Funds that will vote on each proposal and where the proposals are discussed in greater detail in this Proxy Statement. A complete listing of the Funds by Company follows the table.

                                                                                                            Page Where
                                                                     Company or Fund Whose                  Proposal
Proposals:                                                           Shareholders Are Entitled to Vote:     Discussed:
----------                                                           ----------------------------------     ----------
1.  To elect the Board of Directors.                                 All Companies                              5

2.  To ratify the selection of Ernst & Young LLP as
    independent auditors.                                            All Companies                              9

3.  To increase the number of authorized common
    shares of FAF that may be issued as part of
    specified series as follows:                                                                                10


    (a)  Increase Series B shares from 100,000,000,000               All FAF shareholders plus Series B
         to 500,000,000,000                                          (Prime Obligations Fund) shareholders
                                                                     voting as a class

    (b)  Increase Series C shares from 100,000,000,000               All FAF shareholders plus Series C
         to 500,000,000,000                                          (Government Obligations Fund)
                                                                     shareholders voting as a class

    (c)  Increase Series D shares from 100,000,000,000               All FAF shareholders plus Series D
         to 500,000,000,000                                          (Treasury Obligations Fund)
                                                                     shareholders voting as a class

    (d)  Increase Series F shares from 100,000,000,000               All FAF shareholders plus Series F
         to 500,000,000,000                                          (Tax Free Obligations Fund)
                                                                     shareholders voting as a class


4.  To approve a new sub-advisory agreement with Clay                FAIF: International Fund
    Finlay Inc.                                                      FAIP: International Portfolio             11

5. To approve the elimination or modification of the following fundamental investment restrictions:

    (a)  Modify investment restrictions regarding                    FAIF: All Funds                           15
         concentration in a particular industry                      FASF: All Funds
                                                                     FAF: Prime Obligations Fund
                                                                          Tax Free Obligations Fund
                                                                          Treasury Obligations Fund

    (b)  Modify investment restrictions regarding borrowing          FAIF: All Funds                           17
                                                                     FASF: All Funds
                                                                     FAF: All Funds

    (c)  Modify investment restrictions regarding the                FAIF: All Funds                           19
         issuance of senior securities                               FASF: All Funds
                                                                     FAF: All Funds

    (d)  Eliminate investment restrictions regarding margin          FAIF: All Funds                           20
         purchases and short sales                                   FASF: All Funds
                                                                     FAF: All Funds

    (e)  Modify investment restrictions regarding investments in     FAIF: All Funds                           21
         commodities                                                 FASF: All Funds
                                                                     FAF: All Funds

    (f)  Modify investment restrictions regarding investments in     FAIF: All Funds                           23
         real estate                                                 FASF: All Funds
                                                                     FAF: All Funds

                                       3

    (g)  Modify investment restrictions regarding underwriting       FAIF: All Funds                           24
         securities                                                  FASF: All Funds
                                                                     FAF: All Funds

    (h)  Modify investment restrictions regarding lending            FAIF: All Funds                           24
                                                                     FASF: All Funds
                                                                     FAF: All Funds

    (i)  Eliminate investment restrictions regarding illiquid        FAF: Prime Obligations Fund               25
         securities                                                       Government Obligations Fund

    (j)  Eliminate investment restrictions regarding pledging        FASF: All Funds                           26
         assets                                                      FAF: All Funds

    (k)  Eliminate investment restriction regarding investing in     FAF: Prime Obligations Fund               26
         companies for control

    (l)  Eliminate investment restriction regarding issuers in       FAF: Prime Obligations Fund               26
         which Fund affiliates are beneficial owners

    (m)  Eliminate investment restrictions on writing or             FAF: Prime Obligations Fund               27
         purchasing put and call options                                  Tax Free Obligations Fund

    (n)  Eliminate investment restriction regarding equity and       FAF: Prime Obligations Fund               27
         certain categories of debt securities


The Funds that comprise the various series of the respective Companies are as follows:

FIRST AMERICAN INVESTMENT FUNDS:
     Equity Index Fund                Health Sciences Fund               California Tax Free Fund
     Balanced Fund                    Real Estate Securities Fund        Colorado Tax Free Fund
     Equity Income Fund               International Fund                 Minnesota Tax Free Fund
     Large Cap Growth Fund            Emerging Markets Fund              Nebraska Tax Free Fund
     Large Cap Value Fund             Strategic Income Fund              Intermediate Tax Free Fund
     Mid Cap Growth Fund              Corporate Bond Fund                California Intermediate Tax Free Fund
     Mid Cap Value Fund               Fixed Income Fund                  Colorado Intermediate Tax Free Fund
     Small Cap Growth Fund            Intermediate Term Income Fund      Oregon Intermediate Tax Free Fund
     Small Cap Value Fund             Limited Term Income Fund           Minnesota Intermediate Tax  Free Fund
     Technology Fund                  Tax Free Fund                      Arizona Tax Free Fund

FIRST AMERICAN FUNDS, INC.                         FIRST AMERICAN STRATEGY FUNDS, INC.

        Prime Obligations Fund                             Strategy Income Fund
        Treasury Obligations Fund                          Strategy Growth & Income Fund
        Government Obligations Fund                        Strategy Growth Fund
        Tax Free Obligations Fund                          Strategy Aggressive Growth Fund

FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

        Large Cap Growth Portfolio
        Mid Cap Growth Portfolio
        International Portfolio
        Technology Portfolio
        Small Cap Growth Portfolio

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

THIS PROPOSAL APPLIES TO, AND WILL BE VOTED ON BY THE SHAREHOLDERS OF, ALL COMPANIES

ELECTION OF DIRECTORS


         At the Meeting, shareholders of each Company will be asked to elect the nominees listed below as members of that Company's Board of Directors, thereby setting the number of directors for each Company at ten. Each of the nominees, other than Messrs. Duff, Riederer and Wade, is currently a director of each Company and has served as such since at least 1997 (or 1999 in the case of FAIP), except for Mr. Murphy, who has served as a director of each Company since 1999. Messrs. Duff, Riederer and Wade have been nominated to fill a vacancy left by Robert L. Spies, a current director who is not standing for re-election, and to fill two newly created vacancies resulting from an increase in the number of directors from eight to ten. Of the seven incumbent directors included in the nominees, all but Mr. Murphy have previously been elected to the Boards by the Companies' shareholders.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves (or, in the case of the new nominees, has been nominated to serve) as a director of all other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). Currently, the Fund Complex is comprised of the four Companies (consisting of the 43 Funds) and eleven closed-end investment companies. Each nominee oversees (or, in the case of the new nominees, will oversee) all investment portfolios within the Fund Complex, including each Fund.


                           PRINCIPAL OCCUPATION AND BUSINESS
NAME AND AGE               EXPERIENCE DURING PAST 5 YEARS
------------               ------------------------------


Robert J. Dayton, 59       Retired; formerly Chief Executive Officer (1993-2001)
                           and Chairman (1989-1993) of Okabena Company (a private family investment office).

Andrew S. Duff,* 43        President and Chief Executive Officer of U.S. Bancorp
                           Piper Jaffray and Vice Chairman of U.S. Bank National
                           Association since 2000; President and Chief Operating
                           Officer of U.S. Bancorp Piper Jaffray (1995-2000);
                           employee at Piper Jaffray since 1980.

Roger A. Gibson, 55        Vice President of Cargo for United Airlines since
                           2001; Vice President of North America-Mountain Region for United Airlines (1995-2001); employed at United
                           Airlines since 1967.

Andrew M. Hunter III, 54   Chairman of Hunter, Keith Industries, Inc., a
                           diversified manufacturing and management services company since 1975.

Leonard W. Kedrowski, 59   Owner of Executive Management Consulting, Inc., a
                           management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice President, Chief
                           Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows (1983-1992).

John M. Murphy, Jr.,* 59   Chairman Minnesota - U.S. Bancorp since 2000;
                           Executive Vice President of U.S. Bancorp since
                           January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank
                           Trust, N.A., and Executive Vice President of U.S.
                           Bancorp (1991-1999).

Richard K. Riederer, 57    Retired; President and Chief Executive Officer of
                           Weirton Steel (1995-2001); Director of Weirton
                           Steel (1993-2001); Executive Vice President and
                           Chief Financial Officer, Weirton Steel (1994-1995);
                           Vice President of Finance and Chief Financial
                           Officer, Weirton Steel (1989-1994).

Joseph D. Strauss, 61      Owner and Executive Officer, Excencus(TM), LLC since
                           2000; Owner and President, Strauss Management Company since 1993; Owner and President, Community Resource
                           Partnerships, Inc., a community business retention survey company, since 1993; attorney at law.

Virginia L. Stringer, 56   Owner and President, Strategic Management Resources,
                           Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company; President of Scott's, Inc., a transportation company; and Vice President of Human
                           Resources of The Pillsbury Company.

James M. Wade, 57          Owner and President, Jim Wade Homes, a manufacturing
                           company, since 1999; Vice President and Chief
                           Financial Officer, Johnson Controls, Inc., a controls manufacturing company (1987-1991).


---------------------
* Denotes directors who are considered to be "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Companies. Mr. Duff and Mr. Murphy are considered interested as a result of their positions with U.S. Bancorp and other entities affiliated with the Adviser.


         As of July 6, 2001, the officers and directors of each Company as a group beneficially owned less than 1% of each class of outstanding shares of each Fund. No director of the Companies has any material interest in any material transaction that occurred during the last two fiscal years of any Company, or in any proposed material transaction, to which the Adviser or any of its affiliates was or is to be a party.



COMMITTEES OF THE BOARD AND MEETINGS


         The Board of Directors of each Company has established an audit committee and a nominating committee. The primary functions of the audit committee include:

         * Overseeing the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

         * Overseeing the quality of the Funds' financial statements and the independent audit thereof; and

         * Acting as a liaison between the Funds' independent auditors and the full Board of Directors.


The current members of each Company's audit committee are Messrs. Gibson, Spies and Strauss, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. As mentioned earlier, Mr. Spies is not standing for re-election to the Boards of Directors.

         The functions of the nominating committee include recommending to the Board nominees for election as directors consistent with the needs of the Board and the Funds, and recommending to the Board compensation plans and arrangements for directors. The current members of each Company's nominating committee are Messrs. Gibson and Kedrowski, Ms. Stringer (ex officio) and Mr. Hunter, who serves as its chairperson. Any recommendations should be directed to the Secretary of the Companies, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.


         During the last fiscal year of each Company, there were five meetings of the Board of Directors, four meetings of the audit committee, and four meetings of the nominating committee. During that period, each director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member, except that Mr. Dayton attended 71% of the meetings held during that period.

COMPENSATION OF DIRECTORS


         No compensation is paid by the Companies to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the Fund Complex of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800 for each meeting attended. Each director also receives a fee of $500 for each telephonic Board or committee meeting in which he or she participates. The Board or Committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Company business. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Companies to retain any director or pay any particular level of compensation. The Companies do not provide any other pension or retirement benefits to directors.

         The following table sets forth for the most recent fiscal year of each Company the compensation (excluding expense reimbursements) received by each incumbent director from each Company, as well as the total compensation received by each director from the Fund Complex. The Companies do not provide pension or retirement plan benefits to directors. No officer of any of the Companies had aggregate compensation from a Company in excess of $60,000. Legal fees and expenses are also paid to Dorsey & Whitney, LLP, counsel to the Companies, of which Michael Radmer, James Alt and Kathleen Prudhomme, each an Assistant Secretary of the Companies, are partners.


                               COMPENSATION TABLE


-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
                           Aggregate          Aggregate          Aggregate            Aggregate
                           Compensation       Compensation       Compensation         Compensation         Total Compensation
Name Of Person             Received From      Received From      Received From        Received From        From Fund
                           FAIF (1)           FAF (2)            FASF (3)             FAIP (4)             Complex (5)
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Robert J. Dayton             $ 20,094            $ 34.001          $    804                $     10            $ 57,200
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Roger A. Gibson                23,055              25,033             1,638                     294              54,800
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Andrew M. Hunter III           27,504              17,764             2,573                     585              56,000
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Leonard W. Kedrowski           24,542              26,732             1,740                     323              58,400
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
John M. Murphy, Jr.              None                None              None                    None                None
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Robert L. Spies (6)            29,324              18,802             2,751                     660              59,600
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Joseph D. Strauss              24,923              35,272             1,351                     157              65,600
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------
Virginia L. Stringer           26,172              44,285             1,047                      14              74,500
-------------------------- ------------------ ------------------ -------------------- -------------------- --------------------

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $11,015; Hunter, $22,673; Kedrowski, $11,659; Spies, $24,283;
and Strauss, $5,436.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $4,659; Hunter, $9,591; Kedrowski, $4,932; Spies, $10,272; and Strauss, $2,300.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $1,156; Hunter, $2,380; Kedrowski, $1,224; Spies, $2,549; and Strauss, $571.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $289; Hunter, $585; Kedrowski, $317; Spies, $660; and Strauss, $147.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $20,525; Hunter, $42,250; Kedrowski, $21,725; Spies, $45,250;
and Strauss, $10,130.


(6) Not standing for re-election.

VOTE REQUIRED


         EACH COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. For each of the Companies, a majority of the votes cast at the Meeting by the shareholders of the Company voting together, provided a quorum is represented, is required for the election of each nominee as a director.

         Shareholders do not have the right to cumulate their votes for directors. Unless otherwise instructed, the proxies will vote for all nominees named. All of these nominees have consented to serve as directors if elected. If any of the above nominees are not candidates for election at the Meeting, due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


THIS PROPOSAL APPLIES TO, AND WILL BE VOTED ON BY THE SHAREHOLDERS OF, ALL COMPANIES.

         The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The Investment Company Act generally requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection, if such a meeting is held.


         The directors, including a majority who are not interested persons of the Adviser or the Companies, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


         AUDIT FEES. For the most recent fiscal year of each of the Companies, the aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Funds' financial statements was $460,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the most recent fiscal year of each of the Companies, Ernst & Young did not provide any financial information systems design and implementation services to the Companies.

         ALL OTHER FEES. For the most recent fiscal year of each of the Companies, the aggregate fees billed by Ernst & Young to the Companies for other services was $140,000, which included $80,000 for other audit-related services and $60,000 for tax-related services.

         The Audit Committee of the Board of Directors of each Company has determined that the provision of such additional services by Ernst & Young is compatible with such firm's independence with respect to each Company.

         EACH COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Company, the vote of a majority of the shares represented at the Meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (at least 10% of each Company's outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Company's independent public accountants.

                                 PROPOSAL THREE
                 APPROVE AN INCREASE IN THE AUTHORIZED SHARES OF
                  FIRST AMERICAN FUNDS, INC. THAT MAY BE ISSUED
           AS SERIES B, SERIES C, SERIES D, AND SERIES F COMMON SHARES


THIS PROPOSAL APPLIES TO, AND WILL BE VOTED ON ONLY BY SHAREHOLDERS OF, THE PRIME OBLIGATIONS FUND, THE GOVERNMENT OBLIGATIONS FUND, THE TREASURY OBLIGATIONS FUND AND THE TAX FREE OBLIGATIONS FUND.


         The Articles of Incorporation of FAF currently provide that of the total number of shares of FAF common stock authorized, 100,000,000,000 shares may be issued in each of four series designated as Series B Common Shares, Series C Common Shares, Series D Common Shares and Series F Common Shares, corresponding to the Prime Obligations Fund, the Government Obligations Fund, the Treasury Obligations Fund and the Tax Free Obligations Fund, respectively. The Board is proposing to amend the Articles of Incorporation (including the Certificate of Designation applicable to the Series F shares) (the "Articles") to increase the number of authorized shares that may be issued in each of these series from 100,000,000,000 to 500,000,000,000. The shares proposed to be added to each series would be part of the total number of currently authorized but undesignated FAF common shares. In other words, there would be no increase in the overall number of authorized FAF common shares.

         The Board believes that it is in the best interests of FAF and its shareholders to increase the number of shares that may be issued in each of these series. Most of the FAF common shares currently within each of these series has been further designated by class, resulting in a limited number of shares within each series that remain undesignated as to class. The Board believes that the amount of these undesignated shares within each series is insufficient to meet the anticipated needs of FAF for the creation of new classes of shares within such series, and is therefore seeking to add additional shares to such series.

         Because the shares proposed to be added to each series will not be designated as to class, the Articles will permit the Board to issue these shares in the future in one or more additional classes with such designations, preferences, rights, qualifications and restrictions as the Board may provide in resolutions it adopts, subject to the following requirements of the Articles applicable to all shares of these series:

         * Shares have no preemptive or cumulative voting rights, and may be issued in whole shares and fractional denominations.
         * Shares have equal voting rights and will be voted in the aggregate and not by class or series unless (i) a class or series vote is required by applicable federal or state law or (ii) the matter in question only affects the interests of a particular class or series.
         * Shares of each of these series evidence an interest in a separate and distinct portion of FAF's assets, which takes the form of a separate portfolio of investment securities, cash and other assets. Shareholders of that series will have a liquidation preference in assets belonging to that series over shareholders of other series.
         * The Board may declare and pay dividends or distributions upon the outstanding shares from time to time in its discretion, in the manner and on the terms and conditions provided by applicable law and the Articles.

         The affirmative vote of the shareholders of FAF voting together and of the shareholders of the series as to which the authorized shares are being increased, voting as a series, is required to approve the increase in the number of authorized common shares of such series. In each case, the vote required is a majority of the votes cast at the Meeting by the shareholders of FAF (voting together), and of the affected Fund (voting separately as a class) provided a quorum of shares is represented in each case.

         THE BOARD OF DIRECTORS OF FAF RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF FAF TO INCREASE THE NUMBER OF COMMON SHARES THAT MAY BE ISSUED IN EACH OF SERIES B, C, D AND F.

                                  PROPOSAL FOUR
                      APPROVE A NEW SUB-ADVISORY AGREEMENT
                              WITH CLAY FINLAY INC.


THIS PROPOSAL APPLIES TO, AND WILL BE VOTED ON ONLY BY SHAREHOLDERS OF, THE FAIF INTERNATIONAL FUND AND THE FAIP INTERNATIONAL PORTFOLIO.


SUMMARY


         The Board of Directors of FAIF and FAIP, including a majority of the directors who are not "interested persons" (as defined in the Investment Company
Act) of either such Company, the Adviser or Clay Finlay Inc. ("Clay Finlay"), has approved, and recommends that shareholders of the International Fund and the International Portfolio approve, a sub-advisory agreement for each Fund (the "New Agreements") to be entered into between the Adviser and Clay Finlay. Because the New Agreements are virtually identical (except for the name of the Fund to which the Agreement relates), only one representative New Agreement is attached to this Proxy Statement as EXHIBIT B.

         Shareholders of the various mutual funds previously managed by Firstar Investment Research & Management Company, LLC (the "Firstar Funds") are being asked to approve various consolidations with the First American mutual funds at special shareholder meetings scheduled for August 30, 2001. The anticipated consolidation of these funds includes the transfer of substantially all the assets and liabilities of the Firstar International Growth Fund and the Firstar International Value Fund to the International Fund, in exchange for shares of designated classes of the International Fund of equal value.

         In connection with the anticipated consolidation of these international funds, the Adviser recommended, and the Board decided, that Clay Finlay, the current sub-adviser to the Firstar International Growth Fund, should be engaged as the sub-adviser to the International Fund and the International Portfolio upon the expiration of the current term of the sub-advisory agreement for each Fund (each, an "Old Agreement") between the Adviser and Marvin & Palmer Associates, Inc. ("Marvin & Palmer"). Because the Old Agreements terminated on June 30, 2001, the Board approved interim sub-advisory agreements between the Adviser and Clay Finlay effective July 1, 2001. These interim agreements will remain in effect until the earlier of 150 days after July 1, 2001 or the date the shareholders of the International Fund and the International Portfolio approve the New Agreements.

         International Fund's Old Agreement was last approved by the Fund's shareholders on June 17, 1994, and International Portfolio's Old Agreement was last approved by its shareholders on April 24, 2000, in each case in connection with the retention of Marvin & Palmer as sub-adviser.


         If the shareholders of the International Fund and the International Portfolio approve this proposal, the New Agreements will become effective immediately, and the interim sub-advisory agreements will be terminated. THE TERMS AND CONDITIONS OF THE NEW AGREEMENTS ARE SIMILAR IN ALL MATERIAL RESPECTS TO THE TERMS AND CONDITIONS OF THE OLD AGREEMENTS AND OF THE INTERIM SUB-ADVISORY AGREEMENTS, EXCEPT AS NOTED BELOW.

FACTORS CONSIDERED BY THE DIRECTORS AND THEIR RECOMMENDATION


         At a meeting held on June 1, 2001, the Board of FAIF and FAIP voted to approve the interim sub-advisory agreements between the Adviser and Clay Finlay and to recommend to the shareholders of International Fund and International Portfolio that they approve the New Agreements. At the meeting, the Board was furnished with information about Clay Finlay and Marvin & Palmer, including the results of the Adviser's evaluation of each. In connection with its deliberations, the Board considered the following:

         * The relative and absolute investment performance of each, the risk-adjusted investment performance of each as compared to the Lipper International Funds average and the MSCI EAFE Index, and the ratings of each by noted industry organizations and publications.

         * The investment discipline and process used by each, including relative emphasis on market, industry and company-specific factors and relative tax-efficiency.
         * The team of investment personnel, including size and depth of experience, commitment to developing new team members, diversity and international presence.
         *  Ownership structure of the firm.
         * The terms of the proposed sub-advisory agreement, including the proposed fee schedule and the fact (as discussed more fully below) that Fund shareholders will benefit from a reduction in the advisory fee scheduled to occur October 1, 2001 and from a voluntary fee waiver until September 30, 2002 in the form of a "breakpoint" to be added to the advisory fee schedule if the New Agreements are approved.
         *  Facilities, compliance procedures and technological capabilities.
         * The quality and extent of marketing and other support services available.


         The factors contributing to the Board's decision to retain Clay Finlay included the depth and diversity of its team of investment personnel, its risk-adjusted investment performance, its lower volatility of returns and its investment process that emphasizes individual stock selection.

INFORMATION ABOUT CLAY FINLAY INC.


         Clay Finlay, a New York corporation, is a registered investment adviser under the Investment Advisers Act of 1940. Clay Finlay's address is 200 Park Avenue, New York, New York 10166-5697. It is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC ("OMAM"), a Delaware limited liability company, whose address is 1 International Place, Boston, Massachusetts 02110. OMAM is a wholly-owned subsidiary of Old Mutual (U.S.) Holding ("OMUS"), a Delaware corporation previously known as United Asset Management Corp., whose address is 1 International Place, Boston, Massachusetts 02110. OMUS is a wholly-owned subsidiary of Old Mutual plc, a South African corporation, whose headquarters address is 3rd Floor, Lansdowne House, 57 Berkeley Square, London, W1J 6ER.

         Clay Finlay provides investment management services to mutual funds, individuals and institutions, including corporations, foundations and retirement plans. It specializes in managing international equities, and as of May 31, 2001, was responsible for managing approximately $4.6 billion in client assets. Investment professionals located in New York, in subsidiary offices in London and Melbourne, in a branch office in Tokyo and in a representative office in Geneva provide investment research and analysis to Clay Finlay.


         The following table lists the name and principal occupation of the principal executive officers and each director of Clay Finlay. Unless otherwise indicated, each individual's position is with Clay Finlay and each individual's address is 200 Park Avenue, New York, New York 10166-5697.

Name                        Principal Occupation
----                        --------------------

D. Frances Finlay           Chairman, Chief Executive Officer and President
John P. Clay                Director
Daniel A. Barton            Principal, Chief Administrative Officer and Director
Frances R. Dakers           Principal, Senior Portfolio Manager and Director
Gregory M. Jones            Principal, Senior Portfolio Manager and Director
Susan B. Kenneally          Principal, Senior Portfolio Manager and Director
Peter G. Lyon               Principal and Director
Virginie Maisonneuve        Principal, Senior Portfolio Manager and Director
Robert C. Schletter         Principal, Senior Portfolio Manager and Director


         Clay Finlay does not currently act as investment adviser or sub-adviser for any investment company portfolios that have an investment objective similar to that of the International Fund and the International Portfolio.


         Clay Finlay has soft dollar arrangements with certain broker/dealers under which it will use soft dollars generated by brokerage commissions to purchase research services, market and index data and software to analyze performance attribution and brokerage costs. These services, data and software are used for the benefit of its clients generally. Clay Finlay limits the total of soft dollar commissions to less than 20% of its clients' overall commission expenditures.


         Clay Finlay is not affiliated with the Adviser. No officer or director of FAIF or FAIP has owned any securities of, or has had any material interest in, or has had a material interest in a material transaction with, Clay Finlay or its affiliates since the beginning of the most recent fiscal year of FAIF or FAIP, respectively. No officer or director of FAIF or FAIP is an officer, employee, director, general partner or shareholder of Clay Finlay, or has any material interest in any material proposed transactions with Clay Finlay or its affiliates.


TERMS OF SUB-ADVISORY AGREEMENTS

         The terms of the New Agreements are substantially similar to the terms of the Old Agreements, except for the fees payable to the sub-adviser, the name of the sub-adviser, the execution and effectiveness dates, and the term.

         The sub-advisory services to be provided by Clay Finlay under the New Agreements are identical to those provided by Marvin & Palmer under the Old Agreements. Pursuant to the New Agreements, Clay Finlay will manage the investments of the International Fund and International Portfolio in accordance with the investment policies applicable to those Funds, place orders for the purchase and sale of portfolio investments, designate brokers to carry out such transactions in compliance with any applicable brokerage policy of FAIF or FAIP, provide regular reports to the Adviser and the Board regarding its performance and compliance with investment policies, and maintain records as required by applicable law.


         For its services under each New Agreement, Clay Finlay will receive an annual fee (payable monthly) from the Adviser based on a specified percentage of the average daily net assets of all open-end management investment companies (including the International Fund and the International Portfolio) for which the Adviser serves as the primary investment adviser and Clay Finlay serves as the sub-adviser (collectively, the "Sub-Advised Funds"). The combined fee for all Sub-Advised Funds will be pro-rated among the Sub-Advised Funds on the basis of each Sub-Advised Fund's average daily net assets as compared to the average daily net assets of all Sub-Advised Funds. The New Agreements provide that Clay Finlay will receive an annual fee equal to 0.25% of the first $500 million of average daily net assets in all Sub-Advised Funds, and 0.15% of average daily net assets in all Sub-Advised Funds in excess of $500 million. Clay Finlay has, however, agreed to voluntarily waive a portion of its fee for assets of the Sub-Advised Funds in excess of $500 million during the first two years of its engagement as sub-adviser to the International Fund and International Portfolio, thereby reducing the applicable percentage to 0.10%.

         Under the Old Agreements, Marvin & Palmer received an annual fee (also payable monthly by the Adviser) equal to 0.75% of the first $100 million of each Fund's average daily net assets, 0.50% of the next $200 million of the Fund's average daily net assets, 0.45% of the next $200 million of the Fund's average daily net assets, and 0.40% of the Fund's average daily net assets over $500 million.



         For the most recent fiscal year of each Fund, U.S. Bank National Association ("U.S. Bank") (the predecessor to the Adviser) paid Marvin & Palmer $4,025,438 and $14,413 for its services as sub-adviser to the International Fund and the International Portfolio, respectively. If the New Agreements with Clay Finlay (including the fee waiver) had been in effect during those fiscal years, U.S. Bank would have paid Clay Finlay sub-advisory fees of $1,593,511 with respect to the International Fund and $1,922 with respect to the International Portfolio, a decrease of $2,431,927 (60%) with respect to the International Fund and $12,491 (87%) with respect to the International Portfolio.

         Each of International Fund's and International Portfolio's Investment Advisory Agreement with the Adviser provides that the Fund currently pays the Adviser an annual advisory fee (payable monthly) equal to 1.25% per annum of the Fund's average daily net assets. The Adviser has agreed with these Funds that this percentage will be reduced to 1.10% effective October 1, 2001. In addition, upon the approval of each Fund's New Agreement with Clay Finlay, the Adviser has agreed to voluntarily waive a portion of its advisory fee on the Funds' combined assets in excess of $500 million, thereby reducing the applicable fee percentage to 1.0625% per annum on such excess assets. This voluntary fee waiver can be discontinued or modified in the Adviser's discretion any time after September 30, 2002. For the fiscal year ended September 30, 2000, the International Fund paid U.S. Bank advisory fees of $10,543,892. If the fee reduction and the voluntary fee waiver discussed above had been in effect during that fiscal year, the International Fund would have paid U.S. Bank advisory fees of $9,186,000, a decrease of $1,357,892 (13%). For the fiscal year ended December 31, 2000, the International Portfolio paid no advisory fees to U.S. Bank as the result of an agreement to temporarily waive such fees.


         Under each Fund's New Agreement, Clay Finlay will utilize its best efforts and act in accordance with its best judgment in providing its services, but will not be liable for any loss sustained by either the International Fund or the International Portfolio in connection with matters to which the New Agreements relate, unless the loss results from Clay Finlay's willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the New Agreements. The Old Agreements contain the same provisions.


         Each Fund's New Agreement provides that, unless sooner terminated, it will continue in effect for a period of more than two years so long as continuance of the agreement is specifically approved at least annually by the Fund's Board or by a vote of the majority of the outstanding shares of the applicable Fund, and by a majority of the directors of the Fund who are not "interested persons" of the Fund, the Adviser or Clay Finlay. The New Agreements may be terminated at any time upon 60 days' prior written notice by the Board, the Adviser, Clay Finlay or the vote of the majority of the outstanding shares of the applicable Fund.


         Clay Finlay bears its own costs of providing sub-advisory services under the New Agreements, consistent with comparable provisions in the existing sub-advisory agreements.

REQUIRED VOTE


         As provided under the Investment Company Act, approval of each Fund's New Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. In accordance with the Investment Company Act, a "majority of the outstanding voting securities" of a Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         If shareholders do not approve this proposal, the Board will determine whether to attempt to obtain the required shareholder approval by means of a subsequent proxy solicitation or to engage a different sub-adviser.

         THE BOARDS OF DIRECTORS OF FAIF AND FAIP RECOMMEND THAT THE SHAREHOLDERS OF THE INTERNATIONAL FUND AND THE INTERNATIONAL PORTFOLIO VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENTS.

                                  PROPOSAL FIVE
                     APPROVE THE ELIMINATION OR MODIFICATION
                 OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

ELEMENTS OF THIS PROPOSAL APPLY TO, AND WILL BE VOTED ON BY THE SHAREHOLDERS OF, EACH OF THE FAIF, FAF AND FASF FUNDS. THIS PROPOSAL DOES NOT APPLY TO FAIP.


         Each Fund has a number of investment restrictions that are "fundamental," which means that they may be changed only with the approval of shareholders. These fundamental investment restrictions differ significantly from Company to Company, and sometimes between Funds of the same Company. This is in part because the Funds commenced operations at different times, and applicable regulatory and business conditions have changed. Because having different fundamental investment restrictions among the Funds presents difficulties from a compliance standpoint, and because many of the fundamental investment restrictions, in the opinion of the Adviser, are unnecessarily restrictive or simply unnecessary, the Adviser has proposed that the fundamental investment restrictions applicable to the FAIF, FAF and FASF Funds be modified, reclassified as non-fundamental or in some cases eliminated, in order to conform them to the greatest extent possible with the fundamental restrictions already in place for the FAIP Funds. The Adviser and the Boards of Directors of FAIF, FAF, and FASF also believe that the investment restrictions, as revised, will more closely align the Funds with current mutual fund industry practices. Each Board of Directors recommends that shareholders approve each of these proposed modifications.

         EXCEPT AS DESCRIBED BELOW, IMPLEMENTATION OF THE PROPOSED MODIFICATIONS OR ELIMINATIONS OF FUNDAMENTAL POLICIES IS NOT EXPECTED TO CHANGE THE MANNER IN WHICH ANY FUND'S INVESTMENTS ARE CURRENTLY MANAGED.

         Each Board of Directors has recommended that shareholders approve proposed revisions to the fundamental investment restrictions of the Funds to provide the Adviser with the maximum flexibility permitted under the Investment Company Act and to provide uniformity among the Funds' investment restrictions. Each Board of Directors has also recommended that shareholders approve the elimination of all fundamental investment restrictions that are not required by the Investment Company Act to be designated as "fundamental," replacing them in some instances with similar non-fundamental restrictions that may be changed by the Board of Directors without the approval of shareholders.


         The adoption of any portion of this proposal by a Fund is not contingent upon the adoption of any other portion by that Fund, nor is it contingent upon action by any other Fund.

A. MODIFY THE INVESTMENT RESTRICTIONS REGARDING CONCENTRATION IN A PARTICULAR INDUSTRY (THIS PROPOSAL APPLIES TO ALL FAIF AND FASF FUNDS, FAF PRIME OBLIGATIONS FUND, FAF TAX FREE OBLIGATIONS FUND AND FAF TREASURY OBLIGATIONS
FUND)

         The Investment Company Act requires that each Fund not deviate from its policy governing its ability to concentrate investments in a particular industry or group of industries without approval by its shareholders. The proposed modification to each Fund's current investment restriction is designed to permit such concentration for Funds that are intended to concentrate their investments in certain industries or geographic areas, and to provide additional flexibility to other Funds to invest in a particular industry (or group of industries) to the extent that is consistent with then-current interpretations of what constitutes industry concentration under the Investment Company Act. The Funds' current investment restrictions regarding industry concentration are as follows:

         CURRENT FAF PRIME OBLIGATIONS FUND, TREASURY OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND:

         [None of the Funds will] invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks.

         FAF PRIME OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND ALSO PROVIDE AS FOLLOWS:

         As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

         CURRENT FAIF FUNDS' RESTRICTION:

         Except for Tax Free Funds, Technology Fund and Health Sciences Fund, [none of the Funds will] invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. Neither Intermediate Tax Free Fund nor Tax Free Fund will invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment of the location of the project or facility which may be the subject of the obligation). None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair;
         (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund and Minnesota Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of each such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         CURRENT FASF FUNDS' RESTRICTION:

         [None of the Funds will] invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the [Investment Company] Act) as the Funds.

         IT IS PROPOSED THAT EACH OF THE FOLLOWING FUNDS REPLACE ITS CURRENT FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION WITH THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTION:

         FAF PRIME OBLIGATIONS FUND, TREASURY OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND:

         [NONE OF THE FUNDS WILL] CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, EXCEPT THAT THERE SHALL BE NO LIMITATION ON THE PURCHASE OF OBLIGATIONS OF DOMESTIC COMMERCIAL BANKS, EXCLUDING FOR THIS PURPOSE, FOREIGN BRANCHES OF DOMESTIC COMMERCIAL BANKS. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER A FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

         EACH FAIF FUND:

         [NONE OF THE FUNDS WILL] CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, EXCEPT THAT EACH FUND WITH ONE OR MORE INDUSTRY CONCENTRATIONS IMPLIED BY ITS NAME SHALL, IN NORMAL

         MARKET CONDITIONS, CONCENTRATE IN SECURITIES OF ISSUERS WITHIN THAT INDUSTRY OR INDUSTRIES. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER A FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

         EACH FASF FUND:

         EACH FUND WILL CONCENTRATE ITS INVESTMENTS IN OTHER INVESTMENT COMPANIES, BUT WILL NOT CONCENTRATE ITS INVESTMENTS IN ANY OTHER PARTICULAR INDUSTRY. INVESTING IN ONE OR MORE OTHER INVESTMENT COMPANIES THAT IN TURN CONCENTRATE THEIR INVESTMENTS IN ONE OR MORE PARTICULAR INDUSTRIES SHALL NOT VIOLATE THIS LIMITATION. FOR PURPOSES OF THIS LIMITATION, THE U.S. GOVERNMENT AND STATE OR MUNICIPAL GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS ARE NOT CONSIDERED MEMBERS OF ANY INDUSTRY. WHETHER A FUND IS CONCENTRATING IN AN INDUSTRY SHALL BE DETERMINED IN ACCORDANCE WITH THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

         The Investment Company Act requires that a Fund state its policy regarding concentration in an industry. While the Investment Company Act does not define what constitutes "concentration," the staff of the SEC takes the position that investments of 25% or more of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have 25% or more of its assets invested in that industry, and if its policy is not to concentrate, it must invest less than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         As set forth above, unless a Fund is specifically designed to concentrate its investments in an industry or industries, its policy will be to avoid concentrating its investments in a particular industry, with exceptions permitted for governmental entities and, in the case of the named FAF Funds, securities of certain banks. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the SEC, or some combination thereof. Because a Fund may create its own reasonable industry classifications, the Adviser believes that it is not necessary to include such matters in the fundamental investment restrictions of the Funds.


         The proposed investment restrictions do not materially change the Funds' current investment restrictions. However, rather than defining concentration, as the current investment restrictions do, the proposed investment restrictions state that whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act as it is interpreted by the SEC from time to time. This will provide the Funds with more flexibility should any regulatory authority with jurisdiction reinterpret the term "concentrate."


         EACH FUND INTENDS TO ADOPT NON-FUNDAMENTAL INDUSTRY CLASSIFICATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE INDUSTRY CLASSIFICATIONS INCLUDED IN THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS. THEREFORE, ADOPTION OF THIS PROPOSAL WILL NOT IMPACT THE MANNER IN WHICH ANY FUND'S INVESTMENTS ARE CURRENTLY MANAGED.

B. MODIFY INVESTMENT RESTRICTIONS REGARDING BORROWING (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)


         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to borrow money. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with additional borrowing power. Additional borrowing power allows the Funds greater flexibility to respond to sudden needs for liquidity. The Funds' current investment restrictions regarding borrowing are as follows:

         EACH FAIF FUND:

         [None of the Funds will] borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets except that Strategic Income Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to service such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)


         EACH FASF FUND:


         [None of the Funds will] borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

         FAF PRIME OBLIGATIONS FUND, GOVERNMENT OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND:

         [None of the Funds will] borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made.

                  FAF GOVERNMENT OBLIGATIONS FUND ALSO CURRENTLY PROVIDES THAT:
                  Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not borrow to increase income (leveraging).

                  FAF PRIME OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND ALSO CURRENTLY PROVIDE THAT: However, even with such authority to borrow money, there is no assurance that the Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

                  FAF TAX FREE OBLIGATIONS FUND ALSO CURRENTLY PROVIDES THAT:
                  For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money.

         FAF TREASURY OBLIGATIONS FUND:

         [The Fund will not] borrow money except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary or emergency purposes, for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities in aggregate amounts not exceeding 10% of the value of the Fund's total assets (including the amount borrowed or subject to reverse repurchase agreements) valued at the lesser of cost or market less liabilities (not including the amount borrowed or subject to reverse repurchase agreements) at the time the borrowing or reverse repurchase agreement is entered into. (As a non-fundamental policy, the Fund will not make additional investments while its borrowings exceed 5% of total assets.) Any borrowings will be repaid before any additional investments are made. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not borrow or enter into reverse repurchase agreements to increase income (leveraging).

         IT IS PROPOSED THAT ALL OF THE FAF, FAIF AND FASF FUNDS REPLACE THEIR CURRENT INVESTMENT RESTRICTIONS REGARDING BORROWING WITH THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTION:

         [NONE OF THE FUNDS WILL] BORROW MONEY OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.


         The Adviser believes that the Funds' current investment restrictions regarding borrowing are unnecessarily restrictive and could be disadvantageous to shareholders. Normally a Fund would expect to be able to meet needs for cash to facilitate redemptions by using current cash flow from new investments, investment income, and liquidations of securities in the ordinary course of business. However, there may be instances when these sources of cash flow are not sufficient to meet current cash needs, in which case the ability to borrow money may be advantageous to the Funds.


         The proposed investment restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The Investment Company Act requires borrowings to have 300% asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets under the proposed borrowing investment restriction. This asset coverage requirement applies at all times, and not just at the time of borrowing.

         If the shareholders approve the proposed changes, each Fund would adopt a non-fundamental investment restriction (that is, a restriction that may be changed in the future by the Board of Directors without shareholder approval) providing that:


         * The amount of such borrowings may not exceed 10% of the borrowing Fund's total assets.
         *  None of the Funds will borrow money for leverage purposes.
         * For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money.
         * No Fund will make additional investments while its borrowings exceed 5% of total assets.


         Approval of this proposal governing borrowings will not have any current impact on the manner in which any Fund's investments are managed. However, if this proposal is approved, then, subject to approval by the Funds' Boards of Directors and to the receipt of appropriate exemptive relief from the SEC, the Funds expect to enter into certain inter-Fund borrowing arrangements.

C. MODIFY INVESTMENT RESTRICTIONS REGARDING THE ISSUANCE OF SENIOR SECURITIES (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to issue senior securities. Senior securities include any obligation of a Fund that takes priority over the claims of the Fund's shareholders. The proposed modification to each Fund's current investment restriction does not materially change the Funds' current investment restrictions, but rather provides greater flexibility to modify the restriction should the SEC modify its applicable interpretation of the Investment Company Act. The Funds' current investment restrictions regarding the issuance of senior securities are as follows:

         FAF PRIME OBLIGATIONS FUND, GOVERNMENT OBLIGATIONS FUND AND TREASURY OBLIGATIONS FUND:

         [None of the Funds will] issue any senior securities (as defined in the [Investment Company] Act), except as set forth in [the current investment restriction dealing with borrowing], and except to the extent that purchasing or selling on a when-issued, delayed delivery or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         FAF TAX FREE OBLIGATIONS FUND:

         [The Fund will not] issue any senior securities (as defined in the [Investment Company] Act), except as set forth in [the current investment restriction dealing with borrowing], and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued, delayed delivery or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         FAIF FUNDS:

         [None of the Funds will] issue any senior securities (as defined in the [Investment Company] Act), other than as set forth in [the current investment restriction dealing with borrowing] and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         FASF FUNDS:

         [None of the Funds will] issue any senior securities (as defined in the [Investment Company] Act), other than as set forth in [the current investment restriction dealing with borrowing] and except to the extent that using options may be deemed to constitute issuing a senior security.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES WITH THE FOLLOWING INVESTMENT RESTRICTION:

         [NONE OF THE FUNDS WILL] BORROW MONEY OR ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

         The Investment Company Act prohibits open-end funds from issuing most types of senior securities, but permits funds, if specified conditions are met, to enter into certain transactions that might be considered to involve the issuance of senior securities. For example, a Fund may enter into a transaction that obligates it to pay money at a future date, such as purchasing securities on a when-issued basis, if cash or liquid securities are set aside to cover the obligation. The proposed investment restriction permits these types of transactions, if the specified conditions are met.


         The proposed investment restriction does not materially change the Funds' current investment restrictions. However, rather than specifying when it is permissible for the Fund to issue senior securities, as the current investment restrictions tend to do, the proposed investment restriction simply limits the ability of the Funds to issue senior securities based on current interpretations of the Investment Company Act. This will provide the Fund with more flexibility should any regulatory authority with jurisdition modify its interpretation of the Investment Company Act to permit additional transactions which might otherwise be considered an impermissible issuance of senior securities.



D. ELIMINATE THE INVESTMENT RESTRICTIONS REGARDING MARGIN PURCHASES AND SHORT SALES (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)


         Each Fund currently has an investment restriction prohibiting it from purchasing securities on margin or making short sales of securities, except in very limited circumstances applicable to the FAIF and FASF Funds. Because these investment restrictions were adopted to comply with state securities laws that no longer apply, it is proposed that these investment restrictions be eliminated and replaced with non-fundamental investment restrictions (which may be modified or eliminated by the Board of Directors without shareholder approval). The Funds' current investment restrictions regarding margin purchases and short sales are as follows:

         FAF FUNDS:

         [None of the Funds will] sell securities short or purchase securities on margin.

         FAIF AND FASF FUNDS:

         [None of the Funds will] make short sales of securities. [None of the Funds will] purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.


         FAIF FUNDS ALSO CURRENTLY INCLUDE THE FOLLOWING LANGUAGE: "and except, in the case of Emerging Markets Fund, International Fund, Technology Fund and Strategic Income Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions."

         The Adviser believes that the Funds' investment restrictions prohibiting the purchase of securities on margin are not necessary since the Funds' ability to engage in margin transactions is already limited by the Investment Company Act and by the Funds' current and proposed limitations on borrowing and senior securities.


         The Adviser likewise believes that the portion of these investment restrictions prohibiting short sales of securities is unnecessary because the Funds will be limited in their ability to sell securities short by the self-imposed and Investment Company Act restrictions on the issuance of senior securities. A "short sale" involves the sale of a security a Fund does not own. A short sale is "against the box" if the Fund owns, or has the right to obtain, securities identical to those sold short. The SEC staff has taken the position that a short sale, other than a short sale against the box, involves the creation of a senior security. As a result, a Fund may not issue senior securities unless the Fund sets aside cash or liquid securities in an amount equal to the current value of the securities sold short.

         Short sales are subject to the risk that the Funds will incur a loss if the price of a security sold short increases between the date of the short sale and the date on which the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," a Fund's market risk is unlimited in that the increase in the market price of the security sold short is unlimited.


         Should shareholders vote to eliminate the current fundamental investment restrictions, each Board intends to adopt a non-fundamental investment restriction (which could be amended or eliminated in the future by the Board of Directors without shareholder approval) providing the applicable Fund may not make short sales of securities.

E. MODIFY THE INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN COMMODITIES (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)


         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to invest in commodities. The proposed modification to the current investment restriction does not materially change the current investment restrictions applicable to the FAIF or FASF Funds, and applies the same restriction to the FAF Funds by clarifying that those Funds are also not precluded from purchasing or selling financial contracts or instruments that may be deemed commodities. The Funds' current investment restrictions regarding commodity investments are as follows:

         FAIF AND FASF FUNDS:

         [None of the Funds will] purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         FAF FUNDS:

         [None of the Funds will] purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES WITH THE FOLLOWING INVESTMENT
RESTRICTIONS:

         [NONE OF THE FUNDS WILL] PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

         The Investment Company Act requires a mutual fund to state as a fundamental investment restriction the extent to which it may engage in the purchase and sale of commodities. At the time the Investment Company Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In more recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, and options on such contracts, have been created which may be considered to be "commodities" for regulatory purposes.

         Financial futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.


         Futures may be used for hedging (i.e., to protect against adverse future price movements in portfolio securities, or in securities a fund intends to purchase). For example, a portfolio manager who thinks that the stock market might decline could sell stock index futures to safeguard a fund's portfolio. If the market declines as anticipated, the value of stocks in the portfolio would decrease, but the value of the futures contracts would increase. Futures contracts may also be used to speculate on the market. For example, a portfolio manager might buy stock index futures on the expectation that the value of the particular index will rise, even though the stocks comprising the index are unrelated to stocks held in the portfolio or that the portfolio manager intends to purchase. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

         Each Fund that will employ financial futures contracts will do so for hedging purposes only. This will include taking "long" futures positions in anticipation of investments in securities in which the Fund may invest and taking "short" futures positions to protect against price decreases of securities owned by the Fund. As a non-fundamental policy, no Fund may take long or short futures positions that, in total, exceed 10% of the Fund's net assets.


         The use of futures contracts, options on futures contracts and similar instruments would expose a Fund to additional investment risks and transaction costs. Risks include: the risk that interest rates, securities prices or currency markets will not move in the direction that the investment adviser anticipates; an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and the risk that the counterparty to an instrument will fail to perform its obligations.

F. MODIFY THE INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)

         The Investment Company Act requires that each Fund have a fundamental investment restriction governing its ability to invest in real estate. The proposed modification to each Fund's current investment restriction is designed to conform the restriction across all the Funds, and to provide for all Funds that any investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. The Funds' current investment restrictions regarding real estate are as follows:

         FAF FUNDS:

         [None of the Funds will] purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests.

         FAIF FUNDS:

         [None of the Funds will] purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that the Funds (other than Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Markets Fund, Minnesota Tax Free Fund and Tax Free Fund) may invest in mortgage-backed securities.

         FASF FUNDS:

         [None of the Funds will] purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and in mortgage-backed securities.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE WITH THE FOLLOWING INVESTMENT
RESTRICTION:

         [NONE OF THE FUNDS MAY] PURCHASE OR SELL REAL ESTATE UNLESS AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, BUT THIS SHALL NOT PREVENT THE FUNDS FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR INTERESTS THEREIN OR IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR MORTGAGES.

         Both the current and proposed investment restrictions prohibit direct investments in real estate. The proposed investment restriction clarifies and specifies for all Funds, however, that investments in securities backed by real estate or issued by companies that deal in real estate are not prohibited. To the extent that a Fund buys securities backed by real estate or issued by companies that deal in real estate, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. The structure, cash flow, and management skill of real estate companies could also affect performance.

G. MODIFY THE INVESTMENT RESTRICTIONS REGARDING UNDERWRITING SECURITIES (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)


         The Investment Company Act requires that each Fund have a fundamental investment restriction regarding underwriting securities. The proposed modification is intended to conform the language of this restriction across all the Funds, and does not effect a material change in existing restrictions other than to remove the additional restriction applicable to the FAF Funds on purchasing securities subject to restrictions on resale (which is largely duplicative of such Funds' limitations on investing in illiquid securities). The Funds' current investment restrictions regarding underwriting securities are as follows:


         FAIF AND FASF FUNDS:

         [None of the Funds will] act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         FAF PRIME OBLIGATIONS FUND AND TAX FREE OBLIGATIONS FUND:

         [Neither of the Funds will] underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

         FAF GOVERNMENT OBLIGATIONS FUND AND TREASURY OBLIGATIONS FUND:

         [Neither of the Funds will] underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING UNDERWRITING SECURITIES WITH THE FOLLOWING INVESTMENT
RESTRICTION:

         [NONE OF THE FUNDS WILL] ACT AS AN UNDERWRITER OF SECURITIES OF OTHER ISSUERS, EXCEPT TO THE EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES, IT MAY BE DEEMED AN UNDERWRITER UNDER APPLICABLE LAWS.

         The Adviser believes that the removal of the additional restriction on purchasing securities subject to restrictions on resale that is currently applicable to the Funds is appropriate in light of the separate restriction on investing in illiquid securities discussed in paragraph I below.

H. MODIFY THE INVESTMENT RESTRICTIONS REGARDING LENDING (THIS PROPOSAL APPLIES TO ALL FAIF, FASF AND FAF FUNDS.)

         The Investment Company Act requires each Fund to have a fundamental investment restriction regarding lending. The proposed modification to each Fund's current investment restriction is designed to provide the Funds with increased flexibility to rely on regulatory interpretations of the Investment Company Act, which may increase the ability of the Funds to engage in such various types of lending. The Funds' current investment restrictions regarding lending are as follows:


         FAF FUNDS:

         [None of the Funds will] lend money to others except through purchase of debt obligations of the type which the Fund is permitted to purchase (see "Investment Objectives and Policies" below).


         FAIF AND FASF FUNDS:

         [None of the Funds will] lend any of its assets, except portfolio securities representing up to one-third of the value of its total assets.

         IT IS PROPOSED THAT EACH FUND REPLACE ITS CURRENT INVESTMENT RESTRICTION REGARDING LENDING WITH THE FOLLOWING INVESTMENT RESTRICTION:

         [NONE OF THE FUNDS WILL] MAKE LOANS EXCEPT AS PERMITTED UNDER THE [INVESTMENT COMPANY] ACT, AS INTERPRETED OR MODIFIED FROM TIME TO TIME BY ANY REGULATORY AUTHORITY HAVING JURISDICTION.

         As noted above, each Fund's current lending investment restriction prohibits making loans to others, subject to certain exceptions. In contrast, the proposed investment restriction does not specify particular types or amounts of lending in which each Fund is permitted to engage, but instead permits each Fund to lend in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund to make loans to the full extent permitted by the Investment Company Act. Should shareholders vote to eliminate the current fundamental investment restrictions, each Board intends to adopt a non-fundamental investment restriction (which could be amended or eliminated in the future by the Board of Directors without shareholder approval) providing that the applicable Fund may not lend portfolio securities representing more than one-third of the value of its total assets.

         Under the proposed new fundamental investment restriction, the Funds could rely on regulatory interpretations issued from time to time concerning what types of transactions are not deemed to involve "lending" for Investment Company Act purposes, and could engage in such other types of transactions as may be permitted under the Investment Company Act and applicable interpretations. Therefore, the proposed investment restriction would provide greater flexibility to the Funds with regard to new regulatory interpretations as they are issued. However, as a non-fundamental policy, none of the Funds will lend portfolio securities in excess of one-third of the value of its total assets.


         The risks associated with increased lending of portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund will retain the right to call the loans at any time on reasonable notice.

         If this proposal is approved, then, subject to approval by the Funds' Boards of Directors and to the receipt of appropriate exemptive relief from the SEC, the Funds expect to enter into certain inter-Fund borrowing arrangements.


I. ELIMINATE INVESTMENT RESTRICTIONS REGARDING ILLIQUID SECURITIES (THIS PROPOSAL APPLIES TO THE FAF PRIME OBLIGATIONS FUND AND GOVERNMENT OBLIGATIONS FUND ONLY.)


         Currently, FAF Prime Obligations Fund and FAF Government Obligations Fund each have a fundamental investment restriction limiting the amount of Fund assets that may be invested in "illiquid" assets. Since mutual funds are not required to adopt fundamental investment restrictions regarding investments in illiquid assets, it is proposed that these investment restrictions be eliminated and replaced with a non-fundamental restriction (which may be modified or eliminated by the Board of Directors without shareholder approval). The Funds' current investment restrictions regarding illiquid securities are as follows:

         FAF PRIME OBLIGATIONS FUND:

         [The Fund may not] invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days.

         FAF GOVERNMENT OBLIGATIONS FUND:

         [The Fund may not] invest more than 10% of its net assets in illiquid assets, including, without limitation, repurchase agreements maturing in more than seven days.


         If shareholders approve elimination of the fundamental investment restriction regarding investments in illiquid securities, each FAF Fund will adopt a non-fundamental investment restriction providing that it may invest up to 10% of its net assets in illiquid securities (the current limit established by the SEC on investments in illiquid securities by a money market fund). Although such a restriction could be amended or eliminated in the future by the Board of Directors without shareholder approval, the Board of Directors would not be able to increase the percentage of a Fund's assets that could be invested in illiquid securities absent a change in the SEC's position regarding these investments.


J. ELIMINATE THE INVESTMENT RESTRICTIONS REGARDING THE PLEDGING OF ASSETS (THIS PROPOSAL APPLIES ONLY TO THE FAF AND FASF FUNDS.)

         The FAF and FASF Funds each have a fundamental investment restriction limiting the ability of each Fund to pledge, mortgage, hypothecate or otherwise encumber its assets. Since mutual funds are not required to adopt fundamental investment restrictions regarding the pledging of assets, it is proposed that these investment restrictions be eliminated. Elimination of these investment restrictions will permit these Funds to pledge assets in order to fully utilize the borrowing power otherwise available to them, and will conform the treatment of these Funds with that of the FAIF Funds, which have not been subject to a comparable restriction. The Funds' current investment restrictions regarding the pledging of assets are as follows:

         FAF FUNDS:

         [None of the Funds will] pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

         FASF FUNDS:

         [None of the Funds will] mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.


         The Adviser believes that it is in the best interest of each of these Funds to be able to pledge assets to the extent necessary to secure permitted borrowings. The applicable Boards of Directors are recommending that the above investment restrictions be eliminated.


         Pledging assets does entail certain risks. To the extent that a Fund pledges its assets, the Fund may have less flexibility in liquidating its assets. If large portions of the Fund's assets are involved, the Fund's ability to meet redemption requests or other obligations could be delayed.

K. ELIMINATE THE INVESTMENT RESTRICTION REGARDING INVESTING IN COMPANIES FOR CONTROL (THIS PROPOSAL APPLIES ONLY TO FAF PRIME OBLIGATIONS FUND.)

         FAF Prime Obligations Fund currently is subject to a fundamental investment restriction providing that the Fund may not "invest in companies for the purpose of exercising control." It is proposed that this investment restriction be eliminated. The investment restriction was adopted to comply with state securities laws that no longer apply to the Fund. In practice, the Fund does not invest in companies for the purpose of exercising control over those companies, and elimination of the investment restriction will not change the way the Fund is currently managed. Moreover, none of the other Funds is subject to a comparable restriction.

L. ELIMINATE INVESTMENT RESTRICTION REGARDING ISSUERS IN WHICH FUND AFFILIATES ARE BENEFICIAL OWNERS (THIS PROPOSAL APPLIES ONLY TO FAF PRIME OBLIGATIONS FUND.)

         FAF Prime Obligations Fund is subject to a fundamental investment restriction providing that the Fund may not purchase or hold securities of any issuer if a specified amount of the issuer's securities are beneficially owned by the officers, directors or investment adviser of the Fund. Since mutual funds are not required to adopt fundamental investment restrictions of this kind, and because no other Fund has a comparable investment restriction, it is proposed that this restriction be eliminated. The Fund's current investment restriction regarding issuers in which Fund affiliates are beneficial owners is as follows:

         FAF PRIME OBLIGATIONS FUND:

         [The Fund will not] purchase or retain the securities of any issuer if any of the officers or directors of the Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         This investment restriction was adopted to comply with state securities laws that no longer apply to the Fund.


M. ELIMINATE THE INVESTMENT RESTRICTIONS ON WRITING OR PURCHASING PUT OR CALL OPTIONS (THIS PROPOSAL APPLIES ONLY TO FAF PRIME OBLIGATIONS FUND AND FAF TAX FREE OBLIGATIONS FUND.)


         FAF Prime Obligations Fund and FAF Tax Free Obligations Fund are subject to fundamental investment restrictions that preclude these Funds from writing or purchasing put or call options, except under very limited circumstances. Since mutual funds are not required to adopt fundamental investment restrictions of this kind, and because no other Fund has a comparable investment restriction, it is proposed that these restrictions be eliminated. The Funds' current investment restrictions regarding put or call options are as follows:

         FAF PRIME OBLIGATIONS FUND:

         [The Fund will not] write or purchase put or call options, except that the Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below.

         FAF TAX FREE OBLIGATIONS FUND:

         [The Fund will not] write or purchase put or call options, except that the Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below and as otherwise permitted as provided under "Investment Objectives and Policies" below.


         These investment restrictions were adopted to comply with state securities laws that no longer apply to the Funds.


N. ELIMINATE THE INVESTMENT RESTRICTION REGARDING EQUITY SECURITIES AND CERTAIN CATEGORIES OF DEBT SECURITIES (THIS PROPOSAL APPLIES ONLY TO FAF PRIME OBLIGATIONS FUND.)

         FAF Prime Obligations Fund is subject to a fundamental investment restriction providing that the Fund may not purchase equity securities or various categories of debt securities unless they represent obligations permitted under applicable investment objectives. Since mutual funds are not required to adopt fundamental investment restrictions of this kind, and because no other Fund has a comparable investment restriction, it is proposed that this restriction be eliminated. The Fund's current investment restriction regarding equity securities and certain categories of debt securities is as follows:

         [FAF Prime Obligations Fund will not] purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Investment Objectives and Policies" below).

         This investment restriction was adopted at the time Prime Obligations Fund was created. However, because this restriction is unnecessary and highly unusual in the context of similarly managed mutual funds, the Board of Directors is recommending its elimination.

VOTE REQUIRED


         As provided under the Investment Company Act, approval of the proposed changes to each applicable Fund's investment restrictions will require the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act, a "majority of the outstanding voting securities" of the Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

         THE BOARDS OF DIRECTORS OF FAIF, FAF AND FASF RECOMMEND THAT THE SHAREHOLDERS OF EACH COMPANY VOTE TO APPROVE THE PROPOSED CHANGES TO THE INVESTMENT RESTRICTIONS OF EACH FUND.



                            OFFICERS OF THE COMPANIES

         Information about each officer's position and term of office with the Companies and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Companies.

NAME AND (AGE)              POSITION/TERM OF OFFICE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------              -----------------------     ------------------------------------------


Thomas S. Schreier, Jr.     President since             President of the Adviser since May 2001; prior
(38)                        February 2001               thereto, Chief Executive Officer of First
                                                        American Asset Management since December 2000
                                                        and of Firstar Investment & Research Management
                                                        Company ("FIRMCO") since February 2000; Senior
                                                        Managing Director and Head of Equity Research of
                                                        U.S. Bancorp Piper Jaffray from 1998 to December
                                                        2000; Senior Airline Analyst and Director of
                                                        Equity Research of Credit Suisse First Boston
                                                        from 1996 to 1998.

Peter O. Torvik (47)        Vice President --           Director and Executive Vice President of the
                            Marketing since             Adviser since April 2001; prior thereto,
                            September 2000              Executive Vice President of First American Asset
                                                        Management since August 2000; President and
                                                        Partner, DPG Group, January 1995 to July 2000.


Jeffrey M. Wilson (44)      Vice President --           Senior Vice President of the Adviser since May
                            Administration since        2001; prior thereto, Senior Vice President of
                            February 2000               First American Asset Management.


Marian E. Zentmyer (45)     Vice President --           Director and Chief Equity Investment Officer of
                            Investments since           the Adviser since April 2001; prior thereto,
                            June 2001                   Board member and Chief Equity Investment Officer
                                                        of FIRMCO since November 1998; Senior Vice
                                                        President and Senior Portfolio Manager of
                                                        FIRMCO, 1993 to 1998.

Robert H. Nelson (37)       Treasurer since 1995        Senior Vice President of the Adviser since May
                                                        2001; prior thereto, Senior Vice President of
                                                        First American Asset Management since 1998 and
                                                        of FIRMCO since February 2001; Senior Vice
                                                        President of Piper Capital Management Inc. from
                                                        1994 to 1998.

James L. Chosy (37)         Secretary since 2000        General Counsel of the Adviser and U.S. Bancorp
                                                        Piper Jaffray, Inc. since March 2001; Associate
                                                        General Counsel of U.S. Bancorp from November
                                                        1995 through March 2001.


                           SHARE OWNERSHIP INFORMATION

         Each person who, to the knowledge of the Companies, owned of record or beneficially 5% or more of the outstanding shares of any class of any of the Funds as of June 29, 2001 is listed in EXHIBIT C to this Proxy Statement.


                              SHAREHOLDER PROPOSALS

         The Companies are not required to hold, and do not hold, annual shareholder meetings. As a result, the anticipated date of the next shareholder meeting cannot be provided. A Company shareholder who wishes to submit a proposal for inclusion in a subsequent proxy statement of that Company must send the proposal in writing to the Company c/o Secretary a reasonable time prior to the Board of Director's solicitation of proxies for the related shareholder meeting. Shareholder proposals are subject to regulation under federal laws, and the submission of a shareholder proposal that does not comply with these regulations will not be included in a Company proxy statement.

Dated: July 20, 2001                                   James L. Chosy, Secretary

                                                                       EXHIBIT A

                       FUND SHARES ISSUED AND OUTSTANDING
                                 ON RECORD DATE


At the close of business on July 6, 2001, the outstanding shares of each of the classes of each of the Funds were as follows:

----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
                                             Class Y Shares      Class A Shares  Class B Shares   Class C Shares
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
FIRST AMERICAN INVESTMENT FUNDS:
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Equity Index Fund                       54,064,349.000       4,883,861.153   4,491,633.155    1,575,348.828
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Balanced Fund                           16,938,631.591       4,168,021.570   3,765,234.521      238,290.371
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Equity Income Fund                      17,571,133.212       1,674,493.965     778,732.542      426,516.118
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Large Cap Growth Fund                   62,656,478.130       9,766,198.549   2,016,452.606    1,393,291.081
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Large Cap Value Fund                    60,843,439.082       6,099,842.280   2,522,976.236      591,310.582
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Mid Cap Growth Fund                     37,420,436.885      19,460,172.708     651,045.425    1,131,706.589
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Mid Cap Value Fund                      21,096,475.428         973,786.621     852,270.158      217,524.036
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Small Cap Growth Fund                   29,558,270.685       2,854,351.244     485,360.661      556,004.834
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Small Cap Value Fund                    32,787,371.661       2,558,991.533     933,297.460      301,585.994
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Technology Fund                          9,737,491.411       4,719,233.404   2,845,312.139    1,403,890.492
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Health Sciences Fund                     1,733,511.633         656,680.475     385,913.457      527,521.444
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Real Estate Securities Fund              4,694,214.267         163,312.371     128,187.818       31,358.440
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     International Fund                      56,486,506.721       6,630,406.331   1,200,860.293    2,045,588.644
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Emerging Markets Fund                    7,557,913.128         481,306.050      30,956.231       30,075.360
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Strategic Income Fund                   19,595,961.100       2,333,853.046     233,401.038      349,677.139
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Corporate Bond Fund                      8,279,447.589         207,871.216     114,207.577      413,890.297
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Fixed Income Fund                      101,517,213.770      10,198,175.720   1,177,660.353      423,722.074
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Intermediate Term Income Fund           34,151,925.732       2,910,884.721
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Limited Term Income Fund                 9,368,037.588       8,034,952.081
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Tax Free Fund                            7,587,270.532       3,724,438.618                      125,751.723
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Arizona Tax Free Fund                      421,076.451       1,295,309.911                       93,723.650
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     California Tax Free Fund                   791,118.610       1,806,231.616                       55,949.118
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Colorado Tax Free Fund                     156,126.724       1,715,242.613                      100,124.427
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Minnesota Tax Free Fund                  4,479,905.018       9,546,420.073                      376,448.344
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Nebraska Tax Free Fund                   1,877,952.459         483,349.408                        8,807.423
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Intermediate Tax Free Fund              30,391,108.788       1,121,458.589
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     California Intermediate Tax Free
      Fund                                    4,093,058.616         278,581.093
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Colorado Intermediate Tax Free Fund      4,603,507.187         690,873.906
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Oregon Intermediate Tax Free Fund       14,867,580.897         523,740.161
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Minnesota Intermediate Tax Free
      Fund                                   24,319,910.209       1,207,009.728
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------




                                       A-1




----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
                                             Class Y Shares      Class A Shares  Class B Shares   Class C Shares      Class D Shares
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
FIRST AMERICAN FUNDS:
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Prime Obligations Fund               8,175,142,541.524   5,344,375,315.203   5,845,161.486    1,934,909.760     755,896,813.290
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Treasury Obligations Fund            3,119,450,054.340      86,881,702.300                                    3,817,673,735.960
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Government Obligations Fund            916,269,266.128     507,704,273.050                                      384,987,120.740
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Tax Free Obligations Fund              462,459,283.070     354,878,299.470                                       34,983,630.860
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------

----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
FIRST AMERICAN STRATEGY FUNDS:
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Strategy Income Fund                     4,758,407.589
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Strategy Growth and Income Fund         21,464,180.816
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Strategy Growth Fund                    13,161,034.237
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Strategy Aggressive Growth Fund         10,398,192.496
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------

----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
                                                   Class 1A            Class 1B
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
FIRST AMERICAN INSURANCE PORTFOLIO:
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Large Cap Growth Portfolio                 419,661.600             111.718
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Mid Cap Growth Portfolio                   127,235.125           2,521.753
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     International Portfolio                    641,892.743
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Technology Portfolio                       599,023.859
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------
     Small Cap Growth Portfolio                 111,740.897
----------------------------------------- ------------------ ------------------- --------------- ---------------- ------------------

                                                                       EXHIBIT B


                         FORM OF SUB-ADVISORY AGREEMENT


         This Agreement, made as of this______ day of ___________, 2001, by and between U.S. Bancorp Piper Jaffray Asset Management, Inc., a Delaware corporation (the "Adviser"), and Clay Finlay Inc., a New York corporation (the "Sub-Adviser").

         WHEREAS, First American [Investment Funds/Insurance Portfolios], Inc., a [Maryland/Minnesota] corporation ("First American"), on behalf of its International [Fund/Portfolio], a separately managed series of First American (the "Fund"), has appointed the Adviser as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated ____________ between First American and U.S. Bank National Association, which were assigned to and assumed by the Adviser on May 2, 2001 (the "Advisory Agreement"); and

         WHEREAS, pursuant to the terms of the Advisory Agreement, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Fund, and the Sub-Adviser is willing to act in such capacity upon the terms set forth herein; and

         WHEREAS, pursuant to the terms of the Advisory Agreement, First American has approved the appointment of the Sub-Adviser as the sub-adviser for the Fund.

         NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

         1. The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby agrees to act, as sub-adviser for, and to manage the investment of the assets of, the Fund as set forth herein. Without limiting the generality of the foregoing, it is specifically understood and agreed by the Adviser and the Sub-Adviser that:

                  (a) The investment of the Fund's assets shall at all times be subject to the investment objectives, policies and restrictions of the Fund as set forth in First American's then-effective Registration Statement under the Securities Act of 1933, as amended, including the Prospectus and Statement of Additional Information of the Fund contained therein. The Adviser shall communicate to the Sub-Adviser any changes or additions to or interpretations of such investment objectives, policies and restrictions of the Fund made by the Board of Directors of First American (the "Board"). The Sub-Adviser shall report to the Adviser and the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order to permit the Adviser and the Board to determine the adherence of the Fund to its investment objectives, policies and restrictions.

                  (b) The Sub-Adviser hereby agrees that upon the request of the Board or the Adviser, copies of all records pertaining to the Fund's investments will be provided to First American or to such person as is designated by First American. If a transfer of investment advisory or sub-advisory services with respect to the Fund should occur, the Sub-Adviser will promptly and at its own expense take all steps necessary or appropriate to segregate such records and deliver them to First American or to such person as is designated by First American.

                  (c) Any investment decisions made by the Sub-Adviser on behalf of the Fund shall be subject, in the discretion of the Adviser, to review, approval or ratification by the Adviser.

In acting hereunder the Sub-Adviser shall be an independent contractor and, unless otherwise expressly provided or authorized hereunder or by the Board, shall have no authority to act for or represent the Adviser, First American or the Fund in any way or otherwise be an agent of the Adviser, First American or the Fund.

         2. The Sub-Adviser, at its own expense, shall provide all office space, personnel and facilities necessary and incident to the performance of the Sub-Adviser's services hereunder. The Sub-Adviser may consult with counsel to the Fund and shall be protected insofar as it acts in conformity with advice rendered to it by such counsel. The fees and expenses of counsel to the Fund shall be paid by the Fund.

         3. The Sub-Adviser shall be responsible only for those expenses expressly stated in paragraph 2 to be the responsibility of the Sub-Adviser and shall not be responsible for any other expenses of the Adviser, the Fund or First American, including, as illustrative and without limitation, fees and charges of any custodian (including charges as custodian and for keeping books and records and similar services to First American and the Fund); fees and expenses of directors; fees and expenses of independent auditors, legal counsel, transfer agents, dividend disbursing agents, and registrars; costs of and incident to issuance, redemption and transfer of the Fund's shares, and distributions to shareholders (including dividend payments and reinvestment of dividends); brokers' commissions; interest charges; taxes and corporate fees payable to any government or governmental body or agency (including those incurred on account of the registration or qualification of securities issued by First American, dues and other expenses incident to First American's membership in the Investment Company Institute and other like associations; costs of stock certificates, shareholder meetings, corporate reports, reports and notices to shareholders; and costs of printing, stationery and bookkeeping forms.

         4. The Sub-Adviser shall not purchase or sell securities for the Fund in any transaction in which the Sub-Adviser or any affiliate of the Sub-Adviser is acting as broker or dealer. The Sub-Adviser may, with the prior consent of the Adviser, utilize First American's distributor or the Adviser or an affiliate of the Adviser as a broker, including as a principal broker, provided that the brokerage transactions and procedures are in accordance with Rule 17e-1 under the Investment Company Act of 1940, as amended (the "Act"), other applicable provisions, if any, of the Act, and the then-effective Registration Statement of First American under the Securities Act of 1933, as amended. All allocation of portfolio transactions shall be subject to such policies and supervision as the Board or any committee thereof deem appropriate and any brokerage policy set forth in the then-effective Registration Statement of First American as provided to the Sub-Adviser. The Sub-Adviser shall provide to the Adviser and the Board such reports in respect to placement of security transactions for the Fund as the Adviser or the Board may reasonably request. The Sub-Adviser also shall provide to the Adviser and the Board such reports assessing the likelihood, if any, of expropriation, nationalization, freezes or confiscation of the Fund's assets in each country in which it invests; foreseeable difficulties, if any, in converting the Fund's cash and cash equivalents into U.S. dollars; and similar matters, as the Adviser or the Board may reasonably request in order to assist the Board in making the determinations required to be made by it pursuant to Rule 17f-5 under the Act.


         5. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee based on an annual rate of 0.25% of the first $500 million of the average daily net assets of all open-end management investment companies (including, but not limited to, the Fund) for which the Adviser serves as the primary investment adviser and for which the Sub-Adviser serves as a sub-adviser (collectively, the "Sub-Advised Funds") and 0.15% of the average daily assets of the Sub-Advised Funds in excess of $500 million. This fee will be computed based on net assets of the Sub-Advised Funds at the beginning of each day and will be paid to the Sub-Adviser monthly on or before the fifteenth day of the month next succeeding the month for which the fee is paid. The combined fee of all Sub-Advised Funds will be pro-rated among the Sub-Advised Funds on the basis of each such Sub-Advised Fund's relative average daily net assets during the month to which such fee applies. The fee shall be prorated for any fraction of a fiscal year at the commencement and termination of this Agreement. Anything to the contrary herein notwithstanding, the Sub-Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.


         6. Nothing in this Agreement shall prevent the Sub-Adviser or any partner, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake and permit such persons to undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         The Sub-Adviser agrees to indemnify the Fund, First American and the Adviser with respect to any loss, liability, judgment, cost or penalty which the Fund, First American or the Adviser may directly or indirectly suffer or incur in any way arising out of or in connection with any material breach of this Agreement by the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser with respect to any loss, liability, judgment, cost or penalty which the Sub-Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except as provided in the following paragraph.

         The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. The Sub-Adviser shall not be entitled to indemnity for any loss, liability, judgment, cost or penalty resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement.

         7. The Sub-Adviser represents, warrants and agrees that the Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is and shall continue at all times to be in compliance in all material respects with the requirements imposed upon it by the Advisers Act. The Sub-Adviser agrees to (a) supply the Adviser with such documents as the Adviser may reasonably request to document the Sub-Adviser's compliance with such laws and regulations, and (b) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to any applicable law or regulation. The Sub-Adviser will furnish to the Adviser a copy of any amendment to the Sub-Adviser's Form ADV promptly following the filing of such amendment with the Securities and Exchange Commission.

         8. The Adviser and the Sub-Adviser each represents and warrants that it has the power to execute and deliver this Agreement and any other documentation relating hereto and to perform its respective obligations under this Agreement and that it has taken all necessary action to authorize such execution, delivery and performance. Such execution, delivery and performance do not violate or conflict with any law applicable to the Adviser or the Sub-Adviser, respectively, any order or judgment of any court or other governmental agency, or any contractual restriction binding on or affecting the Adviser or the Sub-Adviser, respectively. The obligations of the Adviser and the Sub-Adviser, respectively, under this Agreement constitute their respective legal, valid and binding obligations, enforceable against each of them in accordance with the terms hereof.

         9. The effective date of this Agreement shall be the date set forth in the first paragraph hereof. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (a) the Board or by the vote of a majority of the outstanding shares of the Fund and (b) the vote of a majority of the directors, who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Adviser, of the Sub-Adviser or of First American, cast in person at a meeting called for the purpose of voting on such approval.

         10. This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding shares of the Fund, or by the Adviser or the Sub-Adviser, upon 60 days' written notice to the other parties.

         This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act), provided, however, that such automatic termination shall be prevented in a particular case by an order of exemption from the Securities and Exchange Commission or a no-action letter of the staff of the Commission to the effect that such assignment does not require termination as a statutory or regulatory matter.

         11. This Agreement may be modified by mutual consent, such consent only to be authorized by a majority of the directors of First American who are not parties to this Agreement or "interested persons" (as defined in the Act) of the Adviser, of the Sub-Adviser or of First American and the vote of a majority of the outstanding shares of the Fund.

         12. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the lesser of (a) the vote of 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) the vote of more than 50% of the outstanding shares of the Fund.

         13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

         14. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

         15. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

         16. This Agreement constitutes the entire agreement between the parties concerning its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings of the parties.

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                U.S. BANCORP PIPER JAFFRAY ASSET
                                MANAGEMENT, INC.


                                By_____________________________________
                                  Its__________________________________



                                CLAY FINLAY INC.


                                By_____________________________________
                                  Its__________________________________

                                                                       EXHIBIT C


                              OWNERS OF 5% OR MORE
                    OF THE SHARES OF EACH CLASS OF EACH FUND

As of June 29, 2001, each of the following persons or entities was known to the Companies to own of record or beneficially 5% or more of the shares of each class of the Funds indicated.

------------------------------------------------------------------------------------------------------------------
                                                             SHARE               NUMBER OF            PERCENT OF
------------------------------------------------------------------------------------------------------------------
FUND/NAME AND ADDRESS OF OWNER                               CLASS             SHARES OWNED             CLASS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN INVESTMENT FUNDS:
------------------------------------------------------------------------------------------------------------------
     EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------
         Equity Index A Omnibus Account                        A                 1,596,685.4740             32.62
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         First Trust National Association                      A                   308,369.7130              6.30
         As Fiduciary for First Retirement
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Equity Index B Omnibus Account                        B                 1,716,798.9800             38.21
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Equity Index C Omnibus Account                        C                   640,163.9110             40.82
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 20,924,274.048             38.58
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                12,062,331.6540             22.24
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 7,859,866.8660             14.49
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672


                                      C-1

------------------------------------------------------------------------------------------------------------------
         MetLife Defined Contribution Group                    Y                 7,737,779.5030             14.27
         As Agent For First Tr Natl Assoc Tr
         FBO Utd Healthcare Corp 401(K) SP
         2 Montgomery St #3
         Jersey City NJ
         07302-3802
------------------------------------------------------------------------------------------------------------------
     BALANCED FUND
------------------------------------------------------------------------------------------------------------------
         Balance A Omnibus Account                             A                 1,819,664.1510             43.30
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Balance B Omnibus Account                             B                 1,655,853.8700             43.86
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Balance C Omnibus Account                             C                   188,895.5490             80.98
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                14,139,907.5530             82.95
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 2,397,149.4350             14.06
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Equity Income A Omnibus Account                       A                   376,067.4260             22.69
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         UBATCO & Co                                           A                   127,173.0570              7.67
         Attn: Trust Operations
         P.O. Box 82535
         Lincoln NE  68501-2535


                                      C-2

------------------------------------------------------------------------------------------------------------------
         Equity Income B Omnibus Account                       B                   337,781.0840             43.61
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Equity Income C Omnibus Account                       C                   373,274.9920             90.70
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 14,871,376.555             84.96
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                   949,913.9880              5.43
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
         Large Cap Growth A Omnibus Account                    A                 6,614,134.8860             67.57
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Large Cap Growth B Omnibus Account                    B                   906,036.6820             44.86
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Large Cap Growth C Omnibus Account                    C                 1,228,440.6180             88.35
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 49,400,148.638             78.86
         P O Box 64482
         St Paul MN  55164-0482


                                      C-3

------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 4,638,579.2550              7.41
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
         Large Cap Value A Omnibus Account                     A                 3,769,719.0680             61.65
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Large Cap Value B Omnibus Account                     B                 1,171,022.4460             46.33
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Large Cap Value C Omnibus Account                     C                   540,243.9560             91.34
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 36,049,957.533             59.22
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                13,203,352.3310             21.69
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 6,388,877.0870             10.49
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672


                                      C-4

------------------------------------------------------------------------------------------------------------------
     MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
         Mid Cap Growth A Omnibus Account                      A                14,633,781.9830             74.85
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Mid Cap Growth B Omnibus Account                      B                   308,790.1600             47.37
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Mid Cap Growth C Omnibus Account                      C                   949,336.0770             84.86
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 26,586,328.501             71.21
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 3,734,556.9090             10.00
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 2,783,284.7360              7.45
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
     MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
         Mid Cap Value A Omnibus Account                       A                   295,418.1310             29.09
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-5

------------------------------------------------------------------------------------------------------------------
         Charles Schwab & Co Inc                               A                    51,531.3870              5.07
         Special Custody Account
         For Benefit of Customers
         Attn Mutual Funds
         101 Montgomery St
         San Francisco CA  94104-4122
------------------------------------------------------------------------------------------------------------------
         Mid Cap Value B Omnibus Account                       B                   351,891.8490             41.23
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Mid Cap Value C Omnibus Account                       C                   173,141.0670             79.47
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 12,565,319.657             59.62
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 2,891,427.3120             13.72
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 2,822,103.9960             13.39
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
         Small Cap Growth A Omnibus Account                    A                 1,926,245.6060             66.64
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     A                   154,100.0160              5.33
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672


                                      C-6

------------------------------------------------------------------------------------------------------------------
         Small Cap Growth B Omnibus Account                    B                   209,096.5990             43.10
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Small Cap Growth C Omnibus Account                    C                   465,232.1020             84.11
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 25,155,931.818             85.24
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 1,936,110.3580              6.56
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------
         UMB Bank NA                                           A                   645,211.9780             25.19
         Andersen Corporation 401 (K)
         C/O JP Morgan/American Century
         Retirement Plan Services
         PO Box 419784
         Kansas City MO  64141-6784
------------------------------------------------------------------------------------------------------------------
         Small Cap Value A Omnibus Account                     A                   540,610.7480             21.11
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Small Cap Value B Omnibus Account                     B                   379,731.5600             40.78
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-7

------------------------------------------------------------------------------------------------------------------
         Small Cap Value C Omnibus Account                     C                   261,219.6920             88.07
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 21,615,796.235             65.84
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 5,481,778.5680             16.70
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 4,196,038.4800             12.78
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------
         Technology A Omnibus Account                          A                 1,667,182.0830             35.96
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Charles Schwab & Co Inc                               A                   345,618.1180              7.46
         Special Custody Account
         For Benefit of Customers
         Attn Mutual Funds
         101 Montgomery St
         San Francisco CA  94104-4122
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     A                   264,694.8880              5.71
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Technology B Omnibus Account                          B                 1,019,990.9410             35.82
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303



                                      C-8


------------------------------------------------------------------------------------------------------------------
         Technology C Omnibus Account                          C                 1,102,983.4790             79.02
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  6,133,530.784             63.21
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 3,379,204.5260             34.82
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------------------------------
         Health Science A Omnibus Account                      A                   318,470.1110             48.50
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         U S Bancorp Investments Inc                           A                    56,231.3680              8.56
         FBO 130266871
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     A                    37,580.1980              5.72
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Health Science B Omnibus Account                      B                   174,416.4020             45.08
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Health Science C Omnibus Account                      C                   460,897.2050             88.03
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-9

------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  1,547,455.757             89.29
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                   178,284.6970             10.29
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     REAL ESTATE SECURITIES FUND
------------------------------------------------------------------------------------------------------------------
         Real Estate Sec A Omnibus Account                     A                    72,209.7920             43.43
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Charles Schwab & Co Inc                               A                    10,921.3220              6.57
         Special Custody Account
         For Benefit of Customers
         Attn Mutual Funds
         101 Montgomery St
         San Francisco CA  94104-4122
------------------------------------------------------------------------------------------------------------------
         Real Estate Sec B Omnibus Account                     B                    64,031.9370             50.20
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Real Estate Sec C Omnibus Account                     C                    30,887.7880             98.78
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  4,284,240.022             91.51
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------
         International A Omnibus Account                       A                 3,927,025.3230             56.71
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-10

------------------------------------------------------------------------------------------------------------------
         Charles Schwab & Co Inc                               A                   451,917.1030              6.53
         Special Custody Account
         For Benefit of Customers
         Attn Mutual Funds
         101 Montgomery St
         San Francisco CA  94104-4122
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     A                   371,872.6270              5.37
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         International B Omnibus Account                       B                   713,454.3160             59.43
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         International C Omnibus Account                       C                 1,735,215.8870             84.77
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 39,298,959.884             69.54
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 5,482,931.9380              9.70
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 4,841,359.0000              8.57
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
     EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------
         Emerging Mkts A Omnibus Account                       A                   318,163.6680             65.48
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-11

------------------------------------------------------------------------------------------------------------------
         Donaldson Lufkin Jenrette                             A                    38,166.8950              7.86
         Securities Corp Inc
         P O Box 2052
         Jersey City NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
         Bear Stearns Securities Corp                          A                    12,784.0000             41.30
         FBO 748-52940-16
         1 Metrotech Center North
         Brooklyn NY  11201-3870
------------------------------------------------------------------------------------------------------------------
         Emerging Mkts B Omnibus Account                       B                     7,014.7480             22.66
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Dan Rauscher Cust                                     B                     2,538.0710              8.20
         Dana Lallo IRA
         6838 W Elm Hurst Ave
         Littleton CO  80128-5611
------------------------------------------------------------------------------------------------------------------
         Emerging Mkts C Omnibus Account                       C                    29,606.6510             98.44
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  5,149,910.066             68.40
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         CAPINCO                                               Y                   695,226.7900              9.23
         C/O Firstar Bank
         PO Box 1787
         Milwaukee WI  53201-1787
------------------------------------------------------------------------------------------------------------------
         First American Strategy Aggressive                    Y                   674,438.5980              8.96
         Growth Fund
         US Bank National Assn
         Attn Trust Mutual Funds SPFT0912
         PO Box 64010
         Saint Paul MN  55164-0010
------------------------------------------------------------------------------------------------------------------


                                      C-12



------------------------------------------------------------------------------------------------------------------
     STRATEGIC INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Strategic Inc A Omnibus Account                       A                   651,268.9350             27.86
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Strategic Inc B Omnibus Account                       B                   120,596.2860             54.99
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         U S Bancorp Investments Inc                           B                    22,601.8510             10.31
         FBO 352628231
         100 S 5th St Ste 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         US Bancorp Investments Inc                            B                    11,312.4500              5.16
         FBO 121251341
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Strategic Inc C Omnibus Account                       C                   267,571.6500             80.16
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 14,587,256.001             74.38
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         1st American Strategy Gr & Inc Fund                   Y                 2,123,508.3390             10.83
         US Bank National Assn
         Attn Trust Mutual Funds SPFT0912
         PO Box 64010
         Saint Paul MN  55164-0010
------------------------------------------------------------------------------------------------------------------
     CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    25,713.1210             13.00
         FBO 123015291
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217


                                      C-13



------------------------------------------------------------------------------------------------------------------
         Corporate Bond A Omnibus Account                      A                    24,784.9810             12.54
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    21,558.3220             10.90
         FBO 121312561
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Corporate Bond B Omnibus Account                      B                    61,945.0220             56.58
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Corporate Bond C Omnibus Account                      C                   343,277.8080             87.55
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                   8,244,726.22             99.94
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Fixed Income A Omnibus Account                        A                 4,050,428.4590             40.14
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Fixed Income B Omnibus Account                        B                   450,843.6300             38.49
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Fixed Income C Omnibus Account                        C                   223,323.1610             58.10
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-14



------------------------------------------------------------------------------------------------------------------
         NFSC FBO  #BCC-083275                                 C                    68,076.7420             17.71
         Timothy F Madden TTEE
         Rosebud Char Remainder Unitrust
         U/A 12/22/00
         1876 Gluek Lane
         Roseville MN  55113-3851
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 72,899,706.047             71.75
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 9,230,445.2720              9.09
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         1st American Strategy Gr & Inc Fund                   Y                 6,616,807.6200              6.51
         US Bank National Assn
         Attn Trust Mutual Funds SPFT0912
         PO Box 64010
         Saint Paul MN  55164-0010
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                            Y                 6,488,504.1880              6.39
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE TERM INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Inter Term Inc A Omnibus Account                      A                 1,709,449.7250             58.65
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 29,516,225.838             86.54
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 4,321,941.9100             12.67
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     LIMITED TERM INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Ltd Term Inc A Omnibus Account                        A                 1,746,188.9760             21.71
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-15

------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                   7,528,583.93             80.82
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                     Y                 1,520,073.5160             16.32
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
     TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Tax Free A Omnibus Account                            A                 2,867,238.6760             78.96
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Tax Free C Omnibus Account                            C                   103,712.9230             95.01
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  7,067,664.978             93.48
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     ARIZONA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Ariz Tax Free A Omnibus Account                       A                 1,187,310.4110             91.66
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Ariz Tax Free C Omnibus Account                       C                    89,923.6530             97.24
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                    417,594.391             99.17
         P O Box 64482
         St Paul MN  55164-0482



                                      C-16



------------------------------------------------------------------------------------------------------------------
     CALIFORNIA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Calif Tax Free A Omnibus Account                      A                   931,633.3940             51.56
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Calif Tax Free C Omnibus Account                      C                    55,824.1720             99.78
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                    777,325.899             99.99
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     COLORADO TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Colo Tax Free A Omnibus Account                       A                   956,258.2480             55.59
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Investors Independent Trust Co                        A                   103,754.9210              6.03
         FBO Vista Bank
         507 Canyon Blvd
         Boulder CO  80302-5058
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    95,931.0980              5.58
         FBO 111200371
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Colo Tax Free C Omnibus Account                       C                    96,015.8980             97.68
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                    146,714.513             93.97
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     MINNESOTA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         MN Tax Free A Omnibus Account                         A                 7,565,892.3140             79.66
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303


                                      C-17



------------------------------------------------------------------------------------------------------------------
         MN Tax Free C Omnibus Account                         C                   235,065.7860             63.29
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         LPL Financial Services                                C                    22,966.3650              6.18
         A/C 6021-2149
         9785 Towne Centre Drive
         San Diego CA  92121-1968
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  3,842,698.638             85.74
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         MN Tax Free Y Omnibus Account                         Y                   358,105.0690              7.99
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
     NEBRASKA TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Nebraska Tax Free A Omnibus Account                   A                   155,378.8650             32.15
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         UBATCO & Co                                           A                   118,300.0000             24.48
         Attn Trust Operations
         PO Box 82535
         Lincoln NE  68501-2535
------------------------------------------------------------------------------------------------------------------
         Dean Witter FBO                                       A                    50,721.1250             10.49
         Marcus Young
         PO Box 250 Church Street Station
         New York NY  10008-0250
------------------------------------------------------------------------------------------------------------------
         Dean Witter FBO                                       A                    50,721.1250             10.49
         Cozad Telephone Co
         PO Box 250 Church Street Station
         New York NY  10008-0250
------------------------------------------------------------------------------------------------------------------
         U S Bancorp Investments Inc                           A                    50,721.1250             10.49
         FBO 170111561
         100 S 5th St Ste 1400
         Minneapolis MN  55402-1217



                                      C-18



------------------------------------------------------------------------------------------------------------------
         Primevest Financial Services FBO                      C                     4,972.4490             56.46
         Brian J Engel
         29129173
         400 First Street So Suite 300
         P O Box 283
         St Cloud MN  56302-0283
------------------------------------------------------------------------------------------------------------------
         Nebraska Tax Free C Omnibus Account                   C                     3,436.5690             39.02
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 1,859,954.0740             99.54
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         Inter Tax Free A Omnibus Account                      A                   189,727.0420             16.92
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         UBATCO & Co                                           A                   120,497.9350             10.74
         Attn: Trust Operations
         P.O. Box 82535
         Lincoln NE  68501-2535
------------------------------------------------------------------------------------------------------------------
         Carl S Thomas                                         A                    96,416.4700              8.60
         8140 Shellstone Ave
         Las Vegas NV  89117-2570
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  30,097,162.10             99.09
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     CALIFORNIA INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    54,414.4230             19.53
         FBO 118666051
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    54,303.2580             19.49
         FBO 118602021
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc.                         A                    40,774.7200             14.64
         FBO 180845331
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217


                                      C-19

------------------------------------------------------------------------------------------------------------------
         UMBSC & Co                                            A                    18,035.5990              6.47
         A/C# 51-1508-00-04 IC
         Christopher Webster Schlotz Tr
         PO Box 419260
         Kansas City MO  64141-6260
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  4,090,000.648             99.99
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     COLORADO INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         UMBSC & Co                                            A                   192,493.8340             27.90
         IC George R Webster Trust
         A/C #51-1504-00-3
         PO Box 419260
         Kansas City MO  64141-6260
------------------------------------------------------------------------------------------------------------------
         Colo Inter Tax Free A Omnibus Account                 A                   139,517.3770             20.22
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Attn Mutual Funds Dept                                A                    38,273.3040              5.55
         FISERV Securities Inc
         FAO 63704027
         One Commerce Square
         2005 Market Street Suite 1200
         Philadelphia PA  19103-7008
------------------------------------------------------------------------------------------------------------------
         Attn Mutual Funds Dept                                A                    38,273.3040              5.55
         FISERV Securities Inc
         FAO 46404069
         One Commerce Square
         2005 Market Street Suite 1200
         Philadelphia PA  19103-7008
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp Investments Inc                          A                    38,209.9370              5.54
         FBO 180542381
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         UMBSC & Co                                            A                    35,579.0200              5.16
         FAO IC Deborah L Webster Trust
         A/C #51-1505-00-0
         PO Box 419260
         Kansas City MO  64141-6260
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  4,300,344.131             93.35
         P O Box 64482
         St Paul MN  55164-0482



                                      C-20


------------------------------------------------------------------------------------------------------------------
         SMICO And Co                                          Y                   235,999.2300              5.12
         C/O The Smith County State Bank
         And Trust Co
         PO Box 307
         Smith Center KS  66967-0307
------------------------------------------------------------------------------------------------------------------
     OREGON INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
         REDE & Co                                             A                   128,485.6170             24.53
         4380 SW Macadam Ave Ste 450
         Portland OR  97201-6407
------------------------------------------------------------------------------------------------------------------
         Bank of Cascades                                      A                    79,697.1830             15.22
         TTEES for Mary S Defremery
         1125 NY Bond St
         Bend OR  97701-1925
------------------------------------------------------------------------------------------------------------------
         Verb & Co                                             A                    59,795.5910             11.42
         4380 SW Macadam Ave Ste 450
         Portland OR  97201-6407
------------------------------------------------------------------------------------------------------------------
         Dorothy L Hart                                        A                    32,893.8570              6.28
         1605 Oak St
         La Grande OR  97850-1521
------------------------------------------------------------------------------------------------------------------
         Florence L Hart                                       A                    32,893.8670              6.28
         1310 Walnut St
         La Grande OR  97850-1435
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                  14,078,012.44             94.80
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
     MINNESOTA INTERMEDIATE TAX  FREE FUND
------------------------------------------------------------------------------------------------------------------
         MN Inter Tax Free A Omnibus Account                   A                   437,871.7560             36.76
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Dean Witter FBO                                       A                   148,751.0050             12.49
         Ralph J Hafner Marital Trust
         PO Box 250 Church Street Station
         New York NY  10008-0250
------------------------------------------------------------------------------------------------------------------
         Alfred P Gale                                         A                   143,433.0650             12.04
         2350 Highland Rd
         Maple Plain MN  55359-9570
------------------------------------------------------------------------------------------------------------------
         Var & Co                                              Y                 23,618,250.071             97.10
         P O Box 64482
         St Paul MN  55164-0482


                                      C-21

------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN FUNDS:
------------------------------------------------------------------------------------------------------------------
     PRIME OBLIGATIONS FUND
------------------------------------------------------------------------------------------------------------------
         Prime Oblig A Omnibus Account                         A             4,238,610,886.3900             79.37
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       A               947,288,819.5700             17.74
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Prime Oblig B Omnibus Account                         B                 2,287,845.1280             38.79
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         U S Bancorp Investments Inc                           B                   335,662.7100              5.69
         FBO 531855831
         100 South Fifth Street Suite 1400
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Prime Oblig C Omnibus Account                         C                 1,596,700.4020             80.97
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Donaldson Lufkin Jenrette                             C                   109,349.7400              5.55
         Securities Corp Inc
         P O Box 2052
         Jersey City NJ  07303-2052
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            D               836,730,645.0000             92.21
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       D                70,695,756.4200              7.79
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217




                                      C-22




------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            Y             3,796,229,070.1800             47.38
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       Y             2,600,922,622.1800             32.46
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Firstar Bank                                          Y               803,427,673.5400             10.03
         PO Box 387
         Saint Louis MO  63166-0387
------------------------------------------------------------------------------------------------------------------
         Prime Oblig Y Omnibus Account                         Y               583,197,507.1200              7.28
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
     TREASURY OBLIGATIONS FUND
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       A                50,082,714.4200             56.46
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            A                33,676,319.0000             37.96
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            D             4,175,633,508.0000             99.78
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            Y             1,892,022,527.0000             70.27
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672


                                      C-23

------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       Y               499,715,085.0300             18.56
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         Firstar Bank                                          Y               267,269,061.3800              9.93
         PO Box 387
         Saint Louis MO  63166-0387
------------------------------------------------------------------------------------------------------------------
     GOVERNMENT OBLIGATIONS FUND
------------------------------------------------------------------------------------------------------------------
         Gov Oblig Fd A Omnibus Account                        A               440,182,746.2900             91.51
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       A                29,399,662.6600              6.11
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            D               411,826,591.0000             99.49
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            Y               492,158,149.0000             57.09
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       Y               334,874,550.7500             38.85
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217




                                      C-24



------------------------------------------------------------------------------------------------------------------
     TAX FREE OBLIGATIONS FUND
------------------------------------------------------------------------------------------------------------------
         Tax Free Oblig Fd A Omnibus Account                   A               325,337,425.5300             98.11
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            D                29,918,460.0000             90.39
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Special Custody Account for the                       D                 3,180,960.9300              9.61
         Exclusive Benefit of Customers of
         FBS Investment Services Inc
         100 South Fifth St  Suite 1400
         Attn:  Money Fund Unit R/R
         Minneapolis MN  55402-1217
------------------------------------------------------------------------------------------------------------------
         US Bank NA                                            Y               389,569,407.0000             92.27
         US Bank Trust Center
         Attn Linda Fritz SPER0603
         180 5th St E
         Saint Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Firstar Bank                                          Y                28,211,900.9400              6.68
         PO Box 387
         Saint Louis MO  63166-0387




                                      C-25



------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN STRATEGY FUNDS:
------------------------------------------------------------------------------------------------------------------
     STRATEGY INCOME FUND
------------------------------------------------------------------------------------------------------------------
         Strategy Income Omnibus Account                                         1,411,233.2040             28.76
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                                       1,353,380.1740             27.58
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                                                315,648.0880              6.43
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
     STRATEGY GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                                       8,954,273.8400             41.94
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Wachovia Bank NA                                                        3,777,043.4270             17.69
         Trst US Bancorp Deferred Comp Tr
         Dtd 8/1/97
         PO Box 3073
         Winston Salem NC  27150-0001
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                                              3,270,566.1000             15.32
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
         Strat Gro & Inc Omnibus Account                                         1,666,783.9400              7.81
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
         Var & Co                                                                1,428,267.4830              6.69
         P O Box 64482
         St Paul MN  55164-0482




                                      C-26



------------------------------------------------------------------------------------------------------------------
     STRATEGY GROWTH FUND
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                                       6,864,318.7920             52.05
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Var & Co                                                                2,270,369.2130             17.22
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                                              1,084,592.8170              8.22
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
         Strategy Growth Omnibus Account                                         1,058,515.4860              8.03
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303
------------------------------------------------------------------------------------------------------------------
     STRATEGY AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------------------------------------------
         US Bank National Association Cust                                       5,870,085.4590             56.57
         Daily Valued Retirement Programs
         Attn Reconciliation SPFT0401
         180 East 5th Street
         St Paul MN  55101-2672
------------------------------------------------------------------------------------------------------------------
         Var & Co                                                                1,479,189.7220             14.25
         P O Box 64482
         St Paul MN  55164-0482
------------------------------------------------------------------------------------------------------------------
         US Bank Tr                                                              1,095,335.2510             10.55
         US Bancorp Cap
         U/A 01-01-1984
         180 5th St E Ste SPEN0502
         Saint Paul MN 55101-2672
------------------------------------------------------------------------------------------------------------------
         Strat Aggrs Gro Omnibus Account                                           560,786.6700              5.40
         US Bancorp Piper Jaffray for the
         Exclusive Benefit of its Customers
         Attn TA Services MPFP 1922
         601 2nd Ave S
         Minneapolis MN  55402-4303



                                      C-27

------------------------------------------------------------------------------------------------------------------
FIRST AMERICAN INSURANCE PORTFOLIO:
------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp                                          1A                   300,000.000             46.74
         Attn:  Jeff Wilson   MPFP 1816
         601 2nd Ave South
         Minneapolis MN  55402
------------------------------------------------------------------------------------------------------------------
         Hartford Life and Annuity Insurance Co                1A                   245,558.770             38.26
         Attn: Dave Ten Broeck
         P.O. Box 2999
         Hartford CT  06104
------------------------------------------------------------------------------------------------------------------
         Aegon USA                                             1A                    96,265.965             15.00
         TransAmerica Life Insurance
         4333 Edgewood Road, N.E.
         Attn: FMD Accounting MS 4410
         Cedar Rapids IA  52499
------------------------------------------------------------------------------------------------------------------
     TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
         Hartford Life and Annuity Insurance Co                1A                   468,928.387             78.28
         Attn: Dave Ten Broeck
         P.O. Box 2999
         Hartford CT  06104
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp                                          1A                   100,000.000             16.69
         Attn:  Jeff Wilson   MPFP 1816
         601 2nd Ave South
         Minneapolis MN  55402
------------------------------------------------------------------------------------------------------------------
         Aegon USA                                             1A                    30,053.030              5.02
         TransAmerica Life Insurance
         4333 Edgewood Road, N.E.
         Attn: FMD Accounting MS 4410
         Cedar Rapids IA  52499
------------------------------------------------------------------------------------------------------------------
     LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
         Hartford Life and Annuity Insurance Co                1A                   218,106.720             51.97
         Attn: Dave Ten Broeck
         P.O. Box 2999
         Hartford CT  06104
------------------------------------------------------------------------------------------------------------------
         Aegon USA                                             1A                   101,536.554             24.19
         TransAmerica Life Insurance
         4333 Edgewood Road, N.E.
         Attn: FMD Accounting MS 4410
         Cedar Rapids IA  52499
------------------------------------------------------------------------------------------------------------------
         U.S. Bancorp                                          1A                   100,000.000             23.83
         Attn:  Jeff Wilson   MPFP 1816
         601 2nd Ave South
         Minneapolis MN  55402


                                      C-28



------------------------------------------------------------------------------------------------------------------
         Conseco Variable Insurance Co                         1B                       110.302             98.73
         11825 N Pennsylvania St
         Attn: Carla Higgs
         Carmel IN  46032
------------------------------------------------------------------------------------------------------------------
     MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
         Aegon USA                                             1A                   127,235.125            100.00
         TransAmerica Life Insurance
         4333 Edgewood Road, N.E.
         Attn: FMD Accounting MS 4410
         Cedar Rapids IA  52499
------------------------------------------------------------------------------------------------------------------
         Conseco Variable Insurance Co                         1B                     2,520.670             99.96
         11825 N Pennsylvania St
         Attn: Carla Higgs
         Carmel IN  46032
------------------------------------------------------------------------------------------------------------------
     SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
         Aegon USA                                             1A                   111,740.897            100.00
         TransAmerica Life Insurance
         4333 Edgewood Road, N.E.
         Attn: FMD Accounting MS 4410
         Cedar Rapids IA  52499
------------------------------------------------------------------------------------------------------------------


FIRST AMERICAN FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402


                           FIRST AMERICAN FUNDS, INC.

                           FAF PRIME OBLIGATIONS FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:  X
                                                                          FRSTA1
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT

     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ---------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

3.   The proposal to increase from 100,000,000,000 to
     500,000,000,000 the number of authorized shares
     that may be issued as the Company's Series B
     Common Shares, Series C Common Shares, Series D
     Common Shares and Series F Common Shares.           [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     (I)  Eliminate investment restriction regarding
          illiquid securities                            [ ]     [ ]       [ ]

     (J)  Eliminate the investment restriction
          regarding the pledging of assets               [ ]     [ ]       [ ]

     (K)  Eliminate the investment restriction
          regarding investing in companies for control   [ ]     [ ]       [ ]

     (L)  Eliminate the investment restriction
          regarding issuers in which Fund affiliates
          are beneficial owners                          [ ]     [ ]       [ ]

     (M)  Eliminate the investment restriction on
          writing or purchasing put and call options     [ ]     [ ]       [ ]

     (N)  Eliminate the investment restriction
          regarding equity securities and certain
          categories of debt securities                  [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402

                           FIRST AMERICAN FUNDS, INC.

                        FAF GOVERNMENT OBLIGATIONS FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:   X
                                                                          FRSTA2
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT

     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

3.   The proposal to increase from 100,000,000,000 to
     500,000,000,000 the number of authorized shares
     that may be issued as the Company's Series B
     Common Shares, Series C Common Shares, Series D
     Common Shares and Series F Common Shares.           [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     (I)  Eliminate investment restriction regarding
          illiquid securities                            [ ]     [ ]       [ ]

     (J)  Eliminate the investment restriction
          regarding the pledging of assets               [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402



                           FIRST AMERICAN FUNDS, INC.

                         FAF TAX-FREE OBLIGATIONS FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:  X
                                                                          FRSTA3
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT

     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

3.   The proposal to increase from 100,000,000,000 to
     500,000,000,000 the number of authorized shares
     that may be issued as the Company's Series B
     Common Shares, Series C Common Shares, Series D
     Common Shares and Series F Common Shares.           [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     (J)  Eliminate the investment restriction
          regarding the pledging of assets               [ ]     [ ]       [ ]

     (M)  Eliminate the investment restriction on
          writing or purchasing put and call options     [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402

                           FIRST AMERICAN FUNDS, INC.

                         FAF TREASURY OBLIGATIONS FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:   X
                                                                          FRSTA4
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT
     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

3.   The proposal to increase from 100,000,000,000 to
     500,000,000,000 the number of authorized shares
     that may be issued as the Company's Series B
     Common Shares, Series C Common Shares, Series D
     Common Shares and Series F Common Shares.           [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     (J)  Eliminate the investment restriction
          regarding the pledging of assets               [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN INVESTMENT FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402

                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                            FAIF INTERNATIONAL FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Investment Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:   X
                                                                          FRSTA5
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT
     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

4.   Approval of a new sub-advisory agreement with Clay
     Finlay Inc.                                         [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN INVESTMENT FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402

                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                   [FAIF FUNDS OTHER THAN INTERNATIONAL FUND]

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Investment Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:   X
                                                                          FRSTA6
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THESE FUNDS)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT

     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr., 07)
     Richard K. Riederer, 08) Joseph D. Strauss, 09)
     Virginia L. Stringer, and 10) James M. Wade       [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

FIRST AMERICAN STRATEGY FUNDS, INC.
601 SECOND AVE. SOUTH
MPFP 1921
MINNEAPOLIS, MN 55402

                      FIRST AMERICAN STRATEGY FUNDS, INC.

                           FASF NAME OF STRATEGY FUND

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Strategy Funds, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS BELOW. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCH-TONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

PLEASE MARK VOTES IN BLUE OR BLACK INK AS IN THIS EXAMPLE:   X
                                                                          FRSTA7
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

(PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THESE FUNDS)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   NOMINEES:                                         FOR    WITHHOLD   FOR ALL
                                                       ALL      ALL      EXCEPT

     01) Robert J. Dayton, 02) Andrew S. Duff, 03)
     Roger A. Gibson, 04) Andrew M. Hunter III, 05)
     Leonard W. Kedrowski, 06) John M. Murphy, Jr.,
     07) Richard K. Riederer, 08) Joseph D. Strauss,
     09) Virginia L. Stringer, and 10) James M. Wade   [ ]      [ ]        [ ]

     To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

     ------------------------------------------------

VOTE ON PROPOSALS                                        FOR   AGAINST   ABSTAIN

2.   Ratification of the selection of Ernst & Young LLP
     as independent public accountants for the Company.  [ ]     [ ]       [ ]

5.   Proposals to approve the modification or            FOR   AGAINST   ABSTAIN
     elimination of certain fundamental investment restrictions of the Fund:

     (A)  Modify the investment restriction regarding
          concentration in a particular industry         [ ]     [ ]       [ ]

     (B)  Modify the investment restriction regarding
          borrowing                                      [ ]     [ ]       [ ]

     (C)  Modify the investment restriction regarding
          the issuance of senior securities              [ ]     [ ]       [ ]

     (D)  Eliminate the investment restriction
          regarding margin purchases and short sales     [ ]     [ ]       [ ]

     (E)  Modify the investment restriction regarding
          investments in commodities                     [ ]     [ ]       [ ]

     (F)  Modify the investment restriction regarding
          investments in real estate                     [ ]     [ ]       [ ]

                                                         FOR   AGAINST   ABSTAIN

     (G)  Modify the investment restriction regarding
          underwriting securities                        [ ]     [ ]       [ ]

     (H)  Modify the investment restriction regarding
          lending                                        [ ]     [ ]       [ ]

     (J)  Eliminate the investment restriction
          regarding the pledging of assets               [ ]     [ ]       [ ]

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

--------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

From:                                                               FIRST CLASS
                                                                   U.S. POSTAGE
PROXY TABULATOR                                                     PAID PROXY
P.O. BOX 9132                                                       TABULATOR
HINGHAM, MA 02043-9132








           Please fold and detach card at perforation before mailing
         P                                                           P


FIRST AMERICAN INSURANCE PORTFOLIOS, INC. THIS PROXY IS SOLICITED ON BEHALF OF
FUND NAME PRINTS HERE                     THE BOARD OF DIRECTORS

     The undersigned appoints Joseph Neuberger, Douglas Hess, and Cheryl King, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all the shares of each series of First American Insurance Portfolios, Inc. (the "Company"), held by the undersigned at the special meeting of shareholders of the Company to be held on August 31, 2001, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.


                                    Dated: ________________________, 2001

                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          _____________________________________________________
                         |                                                     |
                         |                                                     |
                         |_____________________________________________________|
                                  Signature(s)(Title(s), if applicable)
                         IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, admininstrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  FIRST AMERICAN

           Please fold and detach card at perforation before mailing
         P                                                           P

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. (PROPOSALS NOT INCLUDED BELOW DO NOT APPLY TO THIS FUND.)

VOTE ON THE DIRECTORS                                  FOR all         WITHHOLD
                                                       nominees       AUTHORITY
1.   NOMINEES: (01) Robert J. Dayton, (02) Andrew   listed (except   to vote for
     S. Duff, (03) Roger A. Gibson, (04) Andrew     as marked to    all nominees
     M. Hunter III, (05) Leonard W. Kedrowski,      the contrary      listed at
     (06) John M. Murphy, Jr., (07) Richard K.        at left)           left
     Riederer, (08) Joseph D. Strauss, (09)
     Virginia L. Stringer and (10) James M. Wade.       [ ]              [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
LINE PROVIDED BELOW.)

----------------------------------------------------

VOTE ON PROPOSALS                                     FOR    AGAINST    ABSTAIN
2.   Ratification of the selection of Ernst &
     Young LLP as independent public accountants
     for the Company.                                 [ ]      [ ]        [ ]

4.   Approval of a new sub-advisory agreement
     with Clay Finlay Inc. (FOR INTERNATIONAL
     PORTFOLIO ONLY.)                                 [ ]      [ ]        [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                            THREE EASY WAYS TO VOTE

THE ACCOMPANYING PROXY STATEMENT DISCUSSES MATTERS REGARDING THE FIRST AMERICAN FUNDS. It is important that you vote on these issues. After you have reviewed the proxy information, please vote your shares by utilizing one of the methods described below.

BY PHONE:

Simply dial the toll free number located on your voting instruction form. You will need your 12 digit control number located on the voting instruction form at the time of the call.

BY INTERNET:

Visit http://www.proxyvote.com. Once there, enter the 12 digit control number located on your voting instruction form.

BY MAIL:

Simply enclose your voting instruction form(s) in the postage paid envelope found within your proxy package.

                            YOUR VOTE IS IMPORTANT!
                               PLEASE VOTE TODAY.


BEN 7/2001

                            THREE EASY WAYS TO VOTE

THE ACCOMPANYING PROXY STATEMENT DISCUSSES MATTERS REGARDING THE FIRST AMERICAN FUNDS. It is important that you vote on these issues. After you have reviewed the proxy information, please vote your shares by utilizing one of the methods described below.

BY PHONE:

Call toll free 800-690-6903. You will need your 12 digit control number located on your proxy card at the time of the call.

BY INTERNET:

Visit http://www.proxyvote.com. Once there, enter the 12 digit control number located on your proxy card.

BY MAIL:

Simply enclose your proxy card(s) in the postage paid envelope found within your proxy package.

                            YOUR VOTE IS IMPORTANT!
                               PLEASE VOTE TODAY


REG 7/2001

INTRODUCING
OUR NEW
FAMILY
OF FUNDS




[LOGO] FIRST AMERICAN FUNDS
[LOGO] FIRSTAR FUNDS

DECADES OF
INVESTMENT EXPERIENCE


In May 2001, two respected asset management firms joined forces under one powerful brand. Based in Minneapolis, U.S. Bancorp Piper Jaffray Asset Management, Inc. brings together Firstar Investment Research Management Company, LLC and First American Asset Management, who for decades have successfully helped individual investors, institutions, and corporations manage their money. First American Funds and Firstar Funds, the mutual fund families they advise, will merge into one family in September 2001, pending shareholder approval. The proposed new fund family will be named First American Funds. We believe this union will benefit you in a variety of ways:

*        We now have a wider variety of funds to suit your investment needs.

* New fund share classes will give you additional flexibility as you build your investment strategy.


A TRADITION OF DISCIPLINED
MANAGEMENT CONTINUES


Both fund families have a history built on a disciplined investment management approach, which is designed to minimize excessive short-term risk and focus on consistent, competitive long-term performance. This disciplined approach will form the foundation for the new First American family of funds.

--------------------------------------------------------------------------------
NOT FDIC INSURED                NO BANK GUARANTEE                 MAY LOSE VALUE
--------------------------------------------------------------------------------

PROPOSED FAMILY OF FUNDS

The table shown below lists all current funds offered by the respective fund families and the proposed surviving fund family, pending shareholder approval.

[LOGO] FIRST AMERICAN FUNDS               [LOGO] FIRSTAR FUNDS
Current First American Fund               Current Firstar Fund                     New First American Family of Funds
---------------------------------------------------------------------------------------------------------------------
FUNDS OF FUNDS
        Strategy Aggressive Growth                                                 Strategy Aggressive Allocation
        Strategy Growth                                                            Strategy Growth Allocation
        Strategy Growth & Income                                                   Strategy Growth & Income Allocation
        Strategy Income                                                            Strategy Income Allocation
                                          Global Equity                            Strategy Global Growth Allocation


---------------------------------------------------------------------------------------------------------------------
INDEX FUNDS
        Equity Index                      Equity Index                             Equity Index
                                          Mid Cap Index                            Mid Cap Index
                                          Small Cap Index                          Small Cap Index

---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL/EMERGING MARKETS
        Emerging Markets                                                           Emerging Markets
        International                     International Value,                     International
                                            International Growth

---------------------------------------------------------------------------------------------------------------------
SECTOR FUNDS
        Health Sciences                                                            Health Sciences
        Real Estate Securities            REIT                                     Real Estate Securities
                                          Science & Technology                     Science & Technology
        Technology                                                                 Technology

---------------------------------------------------------------------------------------------------------------------
SMALL CAP FUNDS
                                          Micro Cap                                Micro Cap
        Small Cap Growth                                                           Small Cap Growth
        Small Cap Value                                                            Small Cap Value
                                          Small Cap Core Equity                    Small Cap Core

---------------------------------------------------------------------------------------------------------------------
MID CAP FUNDS
        Mid Cap Growth                                                             Mid Cap Growth
        Mid Cap Value                                                              Mid Cap Value

                                          Mid Cap Core Equity                      Mid Cap Core

---------------------------------------------------------------------------------------------------------------------
LARGE CAP FUNDS
                                          Large Cap Growth                         Capital Growth
        Large Cap Growth                                                           Large Cap Growth
                                          Relative Value                           Relative Value
        Large Cap Value                                                            Large Cap Value
                                          Large Cap Core Equity                    Large Cap Core
                                          Growth & Income                          Growth & Income

---------------------------------------------------------------------------------------------------------------------
BALANCED FUNDS

        Balanced                          Balanced Income, Balanced Growth         Balanced

---------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUNDS
Equity Income                             Equity Income                            Equity Income

---------------------------------------------------------------------------------------------------------------------
BOND FUNDS
                                          Bond IMMDE(TM)                             Bond IMMDEX(TM)
                                          U.S. Government Securities               U.S. Government Securities
        Strategic Income                                                           Strategic Income
        Corporate Bond                    Strategic Income                         Corporate Bond
        Fixed Income                      Aggregate Bond                           Fixed Income
        High Yield Bond*                                                           High Yield Bond*
        Intermediate Term Income          Intermediate Bond                        Intermediate Term Bond
        Limited Term Income               Short Term Bond                          Short Term Bond


---------------------------------------------------------------------------------------------------------------------
TAX FREE BOND FUNDS

        Tax Free                          National Municipal Bond                  Tax Free
        Arizona Tax Free                                                           Arizona Tax Free
        California Tax Free                                                        California Tax Free
        Colorado Tax Free                                                          Colorado Tax Free
        Minnesota Tax Free                                                         Minnesota Tax Free
        Nebraska Tax Free                                                          Nebraska Tax Free
                                          Missouri Tax Exempt Bond                 Missouri Tax Free
        California Intermediate Tax Free                                           California Intermediate Tax Free
        Colorado Intermediate Tax Free                                             Colorado Intermediate Tax Free
        Intermediate Tax Free             Tax Exempt Intermediate Bond             Intermediate Tax Free
        Minnesota Intermediate Tax Free                                            Minnesota Intermediate Tax Free
        Oregon Intermediate Tax Free                                               Oregon Intermediate Tax Free


---------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS

        Government Obligations            U.S. Government Money Market             Government Obligations
                                          Ohio Tax Exempt Money Market             Ohio Tax Free Obligations
        Prime Obligations                 Money Market, Institutional Money Market Prime Obligations
        Tax Free Obligations              Tax Exempt Money Market                  Tax Free Obligations
        Treasury Obligations              U.S. Treasury Money Market               Treasury Obligations
                                          U.S. Treasury Money Market, Class A      Treasury Reserve

*Launch date to be determined.

IMPORTANT
DATES


NEW FUND NAME
JUNE 1, 2001
First American Funds chosen as name
for the newly combined fund family.


IMPLEMENTATION OF NEW
A-SHARE CLASS PRICING
JULY 2, 2001
New pricing structure effective.


PROXY MATERIALS MAILED
JULY 2001
Firstar shareholders will be mailed
proxies in early July. First American
shareholders will be mailed proxies in
mid-July.


SHAREHOLDER MEETINGS

AUGUST 30, 2001
Firstar Funds

AUGUST 31, 2001
First American Funds

FUND COMPANY
MERGER COMPLETED
SEPTEMBER 30, 2001
Pending shareholder approval.


U.S. Bancorp Piper Jaffray Asset Management, Inc. serves as investment advisor to the First American Funds and Firstar Funds. First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank. Firstar Funds are distributed by Quasar Distributors, LLC, an affiliated company.

For a prospectus or fund profile containing more information on First American or Firstar Funds, including investment policies, fees and expenses, please contact your investment professional. For First American Funds, call investor services at 800-637-2548, or visit us on the web at www.firstamericanfunds.com; for Firstar Funds, call 800-677-FUND. Please read the prospectus carefully before you invest or send money. Mutual fund investing involves risk; principal loss is possible.


6/2001    2043-01    NEWFAM